UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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EMCORE CORPORATION
(Name of Registrant as Specified in its Charter)

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EMCORE CORPORATION
10420 Research Road, SE
Albuquerque, New Mexico 87123

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, APRIL 30, 2009

Important Notice Regarding the Availability of Proxy Materials
For the Shareholder Meeting to Be Held on April 30, 2009

The Proxy Statement and 2008 Annual Report are available at http://www.emcore.com/investor/2009_proxy.pdf.

To our Shareholders:

The 2009 Annual Meeting of Shareholders (the “Annual Meeting”) of EMCORE Corporation (the “Company”) will be held at 10:00 A.M. local time on Thursday, April 30, 2009, at the Albuquerque Marriott Hotel 2101 Louisiana Blvd. NE Albuquerque, New Mexico 87110 for the following purposes:

(1)	To elect one (1) member to the Company’s Board of Directors;
(2)	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2009;
(3)	To approve an increase in the number of shares reserved for issuance under the Company’s 2000 Employee Stock Purchase Plan;
(4)	To approve an increase in the number of shares reserved for issuance under the Company’s 2000 Stock Option Plan; and
(5)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 6, 2009 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Whether or not you expect to be present, please sign, date, and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors,
/s/	Keith J. Kosco
Keith J. Kosco, Esq. Secretary

March 27, 2009
Albuquerque, New Mexico

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON.

EMCORE CORPORATION
PROXY STATEMENT

TABLE OF CONTENTS

EMCORE CORPORATION
10420 Research Road, SE
Albuquerque, New Mexico 87123

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

APRIL 30, 2009

This Proxy Statement is being furnished to shareholders of record of EMCORE Corporation (“EMCORE”, “Company”, “we”, or “us”) as of the close of business on March 6, 2009, in connection with the solicitation on behalf of the Board of Directors of EMCORE of proxies for use at the 2009 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 10:00 A.M. local time, on April 30, 2009, at the Albuquerque Marriott Hotel, 2101 Louisiana Blvd., NE, Albuquerque, New Mexico 87110, or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the enclosed proxy card are first being sent to shareholders beginning on or about March 27, 2009. Shareholders should review the information provided herein in conjunction with the Company’s 2008 Annual Report to Shareholders, which accompanies this Proxy Statement. The Company’s principal executive office is located at 10420 Research Road, SE, Albuquerque, New Mexico 87123. The Company’s main telephone number is (505) 332-5000. The Company’s principal executive officers may be reached at the foregoing business address and telephone number.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Company’s Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s Secretary at the Company’s headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The cost of preparing, assembling, and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the enclosed proxy is borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

PURPOSES OF THE MEETING

At the Annual Meeting, the Company’s shareholders will consider and vote upon the following matters:

(1)	To elect one (1) member to the Company’s Board of Directors;
(2)	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2009;
(3)	To approve an increase in the number of shares reserved for issuance under the Company’s 2000 Employee Stock Purchase Plan;
(4)	To approve an increase in the number of shares reserved for issuance under the Company’s 2000 Stock Option Plan; and
(5)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and that have not been revoked in accordance with the procedures set forth above) will be voted: (1) FOR the election of the nominee for director named below; (2) FOR ratification of the Company’s independent registered public accounting firm named above; (3) FOR the increase in the number of shares reserved for issuance under the Company’s 2000 Employee Stock Purchase Plan; (4) FOR the increase in the number of shares reserved for issuance under the Company’s 2000 Stock Option Plan; and (5) by the proxies in their discretion upon any other proposals as may properly come before the Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder’s shares will be voted in accordance with the specification so made.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

As of the close of business on March 6, 2009 (the “Record Date”), the Company had 78,337,504 shares of no par value common stock (“Common Stock”) issued and outstanding. Each shareholder of record on the Record Date is entitled to one vote on all matters presented at the Annual Meeting for each share of Common Stock held by such shareholder. The presence, either in person or by properly executed proxy, of the holders of the majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Attendance at the Annual Meeting will be limited to shareholders as of the Record Date, their authorized representatives, and guests of the Company.

If the enclosed proxy is signed and returned, it may nevertheless be revoked at any time prior to the voting thereof at the pleasure of the shareholder signing it, either by a written notice of revocation received by the person or persons named therein or by voting the shares covered thereby in person or by another proxy dated subsequent to the date thereof.

Proxies in the accompanying form will be voted in accordance with the instructions indicated thereon, and, if no such instructions are indicated, will be voted in favor of the nominee for election as a director named below and for the other proposals herein.

The vote required for approval of each of the proposals before the shareholders at the Annual Meeting is as follows:

Proposal 1	(Election of Directors)
Each nominee for director will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting.  Each shareholder may vote for or withhold such vote from any or all nominees.  The nominees who receive the most votes that are properly cast at the Annual Meeting will be elected.

Proposal 2	(Appointment of Independent Registered Public Accounting Firm),
Proposal 3	(Increase in the Number of Shares Reserved for Issuance Under the Company’s 2000 Employee Stock Purchase Plan), and
Proposal 4	(Increase in the Number of Shares Reserved for Issuance Under the Company’s 2000 Stock Option Plan).
The approval of proposals 2-4 requires an affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote at the Annual Meeting.  Each shareholder may vote for, vote against or abstain from voting on each of these proposals.  Abstentions and broker non-votes are not counted as votes cast and will have no affect on the outcome of the vote for each proposal.

PROPOSAL I:
ELECTION OF DIRECTOR

Pursuant to EMCORE’s Restated Certificate of Incorporation, the Board of Directors of EMCORE is divided into three classes as set forth in the following table. The directors in each class hold office for staggered terms of three years. The Class C director, Mr. Gillen, is being proposed for another three-year term (expiring in 2012) at this Annual Meeting. Mr. Gillen was re-elected in 2006 for a term that expires in 2009.

The shares represented by proxies that have been executed and returned will be voted, unless otherwise specified, in favor of the nominee for the Board of Directors named below. If, as a result of circumstances not known or unforeseen, such nominee shall be unavailable to serve as director, proxies will be voted for the election of such other person as the Board of Directors may select.

The following table sets forth certain information regarding the members of and nominee for the Board of Directors:

Name and Other Information	Age	Class and Year in Which Term Will Expire	Principal Occupation	Served as Director Since

NOMINEE FOR ELECTION AT THE 2009 ANNUAL MEETING

John Gillen (1) (2) (3)(4)	67	Class C 2009	Partner, Gillen and Johnson, P.A., Certified Public Accountants	2003

DIRECTORS WHOSE TERMS CONTINUE

Thomas J. Russell, Ph.D. (2) (4)	77	Class A 2011	Chairman Emeritus of the Board, EMCORE Corporation	1995
Reuben F. Richards, Jr.	53	Class A 2011	Executive Chairman, Chairman of the Board, EMCORE Corporation	1995
Robert Bogomolny (1) (3) (4)	70	Class A 2011	President, University of Baltimore	2002
Charles T. Scott (1) (2) (3) (4)	59	Class B 2010	Chairman of William Hill plc	1998
Hong Q. Hou, Ph.D.	44	Class B 2010	Chief Executive Officer, EMCORE Corporation	2006

(1)	Member of Audit Committee.
(2)	Member of Nominating Committee.
(3)	Member of Compensation Committee.
(4)	Determined by the Board of Directors to be an independent director.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information with respect to the nominee for the office of director and other directors and executive officers of EMCORE.

THOMAS J. RUSSELL, Ph.D., 77, has been a director of the Company since May 1995 and was elected Chairman of the Board on December 6, 1996. In March 2008, Dr. Russell was named Chairman Emeritus.  Dr. Russell founded Bio/Dynamics, Inc. in 1961 and managed the company until its acquisition by IMS International in 1973, following which he served as President of that company’s Life Sciences Division. From 1984 until 1988, he served as Director, then as Chairman of IMS International until its acquisition by Dun & Bradstreet in 1988. From 1988 to 1992, he served as Chairman of Applied Biosciences, Inc., and was a Director until 1996.  In 1990, Dr. Russell was appointed as a Director of Saatchi & Saatchi plc (now Cordiant plc), and served on that board until 1997. He served as a Director of Adidas-Salomon AG from 1994 to 2001.  He also served on the board of LD COM Networks until 2004.  He holds a Ph.D. in physiology and biochemistry from Rutgers University.

REUBEN F. RICHARDS, JR., 53, has been a director since May 1995 and Chairman of the Board of Directors since March 2008.  Mr. Richards joined the Company in October 1995 and served in various executive capacities.  In March, 2008, Mr. Richards was named the Executive Chairman and Chairman of the Board of the Company.  Mr. Richards previously served as Chief Executive Officer from December 1996 until March 2008.  From October 1995 to December 2006, Mr. Richards served as the Company’s President. From September 1994 to December 1996, Mr. Richards was a Senior Managing Director of Jesup & Lamont Capital Markets, Inc. (an affiliate of a registered broker-dealer). From December 1994 to December 1996, he was a member and President of Jesup & Lamont Merchant Partners, L.L.C.  From 1992 through 1994, Mr. Richards was a principal with Hauser, Richards & Co., a firm engaged in corporate restructuring and management turnarounds. From 1986 until 1992, Mr. Richards was a Director at Prudential-Bache Capital Funding in its Investment Banking Division.  Mr. Richards served as a Director of WorldWater & Solar Technologies Corporation (now Entech Solar, Inc.) from November 2006 to January 2009.

HONG Q. HOU, Ph.D., 44, has served as a director of the Company since December 2006. Dr. Hong Hou joined the Company in March 1998 and was appointed Chief Executive Officer in March 2008.  During his employment, Dr. Hou has served in a variety of progressively more responsible technical and managerial leadership roles.  Early in his career with the Company, Dr. Hou co-founded the Company’s Photovoltaics Division and subsequently served as Vice President General Manager of the Company’s Fiber Optics Division and was appointed President and Chief Operating Officer of the Company and joined the Company’s Board in December 2006.  Dr. Hou is responsible for developing the Company’s first solar cell and is currently listed as the inventor on 8 patents.  Prior to joining the Company, Dr. Hou served as a Principal Member of the Technical Staff at Sandia National Laboratories and a member of the Technical Staff at AT&T Bell Laboratories. Dr. Hou served as a Director of Crystal IS, Inc. from 2003 to February 2009 and has served as a Director of WorldWater & Solar Technologies Corporation (now Entech Solar, Inc.) from November 2006 to January 2009.  He holds a Ph.D. in Electrical Engineering from the University of California at San Diego.

CHARLES T. SCOTT, 59, has served as a director of the Company since February 1998. Since January 2004, he has served as Chairman of the Board of Directors of William Hill plc, a leading provider of bookmaking services in the United Kingdom. Prior to that, Mr. Scott served as Chairman of a number of companies, including Cordiant Communications Group plc, Saatchi & Saatchi Company plc, and Robert Walters plc.

JOHN GILLEN, 67, has served as a director of the Company since March 2003.  Mr. Gillen has been a partner in the firm of Gillen and Johnson, P.A., Certified Public Accountants since 1974.  Prior to that time, Mr. Gillen was employed by the Internal Revenue Service and Peat Marwick Mitchell & Company, Certified Public Accountants (now KPMG LLP).

ROBERT BOGOMOLNY, 70, has served as a director of the Company since April 2002. Since August 2002, Mr. Bogomolny has served as President of the University of Baltimore. Prior to that, he served as Corporate Senior Vice President and General Counsel of G.D. Searle & Company, a pharmaceuticals manufacturer, from 1987 to 2001. At G.D. Searle, Mr. Bogomolny was responsible at various times for its legal, regulatory, quality control, and public affairs activities. He also led its government affairs department in Washington, D.C., and served on the Searle Executive Management Committee.

Non-Director Executive Officers

JOHN M. MARKOVICH, 52, joined the Company in August 2008 as Chief Financial Officer.  Mr. Markovich has more than 20 years of executive financial management experience in working with rapid-growing public and private technology-based companies.  Prior to joining the Company, Mr. Markovich was Executive Vice President and Chief Financial Officer of Energy Innovations, Inc., a venture capital-backed CPV systems and EPC company.   Previously, he served as Chief Financial Officer for a number of private and publicly-traded technology companies including Orqis Medical Corporation, Pictos Technologies, Tickets.com, Inc., and Optical Coating Laboratories, Inc.  Earlier in his career, Mr. Markovich was Vice President and Treasurer of Western Digital Corporation and managed Citibank’s high-tech corporate banking business in Southern California and Arizona.  Mr. Markovich earned a B.S. in business from Miami University, an M.B.A. in finance from Michigan State University and is a graduate of Stanford University’s Financial Management Program.  Mr. Markovich is SOX certified by the Sarbanes-Oxley Institute.

KEITH J. KOSCO, ESQ., 56, joined the Company in January 2007 and serves as Chief Legal Officer and Secretary of the Company. From 2003 to 2006, Mr. Kosco served as General Counsel and Corporate Secretary of Aspire Markets, Inc. and from 2002 to 2003 served as General Counsel and Corporate Secretary of 3D Systems Corporation, a high-tech capital goods manufacturer.  From 1998 to 2001, Mr. Kosco served as Director of Mergers and Acquisitions and Assistant General Counsel of Litton Industries, Inc., a technology and defense company that was acquired by Northrop Grumman Corporation in 2001.  Mr. Kosco also has over 17 years of experience in private practice with the law firms of Squire Sanders & Dempsey and Morgan, Lewis & Bockius.  Mr. Kosco received his J.D. degree from Harvard Law School in 1979.

JOHN IANNELLI, Ph.D., 43, joined the Company in January 2003 through the acquisition of Ortel Corporation from Agere Systems and has served as Chief Technology Officer since June 2007. Prior to his current role, Dr. Iannelli was Senior Director of Engineering of EMCORE’s Broadband Fiber Optics division (Ortel).  Dr. Iannelli joined Ortel in 1995 and has led several development programs and products in the areas of analog and digital transmitters/transceivers. He has made seminal inventions in the areas of fiber optic transport in digital and broadband infrastructures. He has numerous publications and issued U.S. patents.  Dr. Iannelli holds a Ph.D. and MS degree in Applied Physics from the California Institute of Technology, a BS degree in Physics from Rensselaer Polytechnic Institute, and a Masters degree in Business Administration from the University of Southern California.

Additional Information Regarding Directors and Executive Officers

Mr. Robert Louis-Dreyfus, after serving as a director of the Company since March 1997, resigned his seat on the Company’s Board of Directors on October 30, 2007.

Mr. Thomas Werthan, after serving as a director of the Company since May 1992, resigned his seat on the Company’s Board of Directors on April 1, 2008.

Mr. Adam Gushard, after serving as Interim Chief Financial Officer from February 2007 until August 2008, continues to serve as the Company’s Vice President of Finance.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE LISTED ABOVE UNDER PROPOSAL I.

GOVERNANCE OF THE COMPANY

Board of Directors

The Board of Directors oversees EMCORE’s business and affairs pursuant to the New Jersey Business Corporation Act and the Company’s Restated Certificate of Incorporation and Bylaws. The Board of Directors is the ultimate decision-making body of the Company, except on matters reserved for the shareholders.

Code of Ethics

The Company has adopted a code of ethics entitled “EMCORE Corporation Code of Business Conduct and Ethics”, which is applicable to all employees, officers, and directors of EMCORE. The full text of the Code of Business Conduct and Ethics is included with the Corporate Governance information available on the Company’s website (www.emcore.com).  The Company intends to disclose any changes in or waivers from its code of ethics by posting such information on its website or by filing a Current Report on Form 8-K.

Related Person Transaction Approval Policy

The Board of Directors has adopted a written policy on the review and approval of related person transactions as defined under applicable Securities and Exchange Commission regulations. Related persons covered by the policy are executive officers, directors and director nominees, any person who is known to be a beneficial owner of more than five percent of the voting securities of the Company, any immediate family member of any of the foregoing persons or any entity in which any of the foregoing persons has or will have a direct or indirect material interest.

A related person transaction is defined by the policy as any financial or other transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company (or a subsidiary) would be a participant and the amount involved would exceed $120,000, and in which any related person would have a direct or indirect material interest. A related person will not be deemed to have a direct or indirect material interest in a transaction if the interest arises only from the position of the person as a director of another corporation or organization that is a party to the transaction or the direct or indirect ownership by such person and all the related persons, in the aggregate, of less than a 10 percent equity interest in another person (other than a partnership) which is a party to the transaction. In addition, certain interests and transactions, such as director compensation that has been approved by the Board, transactions where the rates or charges are determined by competitive bid and compensatory arrangements solely related to employment with the Company (or a subsidiary) that have been approved by the Compensation Committee, are not subject to the policy.

The Board of Directors has delegated to the Compensation Committee the responsibility for reviewing, approving and, where applicable, ratifying related person transactions. If a member of the committee has an interest in a related person transaction, then he or she will not be part of the review process.

In considering the appropriate action to be taken regarding a related person transaction, the committee or the Board (as the case may be) will consider the best interests of the Company, whether the transaction is comparable to what would be obtainable in an arms-length transaction, is fair to the Company and serves a compelling business reason, and any other factors as it deems relevant.  As a condition to approving or ratifying any related person transaction, the committee may impose whatever conditions and standards it deems appropriate, including periodic monitoring of ongoing transactions.

The Company’s Code of Business Conduct and Ethics includes the Company’s Conflicts of Interest Policy, among other policies. Directors are expected to read the Code of Business Conduct and Ethics and adhere to its provisions to the extent applicable in carrying out their duties and responsibilities as Directors. The Conflicts of Interest Policy provides, among other things, that conflicts of interest exists where the interests or benefits of one person or entity conflict with the interests or benefits of the Company. The Code also provides restrictions on outside directorships, business interests and employment, receipt of gifts and entertainment and it also provides that all material violations of the Company’s Code of Business Conduct and Ethics or matters involving financial or legal misconduct will be reported to the Company’s Audit Committee on at least a quarterly basis, or more frequently depending upon the level of severity of the violation.

The Board of Directors reviews the independence of and any possible conflicts of interest of directors and director nominees at least annually. Directors are also required to disclose potential and existing related person transactions in completing Directors and Officers Questionnaires.

During fiscal 2008, the Company entered into agreements for the sale of its interests in the company formerly named WorldWater & Solar Technologies Corporation, now named Entech Solar, Inc. The Company closed these transactions and sold its shares of WorldWater Series D Convertible Preferred Stock and warrants to The Quercus Trust, which at the time beneficially owned more than five percent of the Company’s common stock, during fiscal 2008 and the first two quarters of fiscal 2009, for approximately $24.4 million, which included additional consideration as a result of the termination of certain operating arrangements between the companies. Following completion of the sale, Messrs. Richards and Hou resigned their seats on the WorldWater board of directors. Except for this transaction, the Company did not engage in any other related person transaction during the fiscal year ended September 30, 2008.

Director Independence

The Board of Directors has determined that a majority of the directors are independent as required by the NASDAQ Rules. The Board has affirmatively determined that Messrs. Russell, Bogomolny, Scott, Gillen and Louis-Dreyfus (who resigned his seat on the Board on October 30, 2007) are independent within the meaning of the NASDAQ Rules.  There were no specific transactions, relationships or arrangements requiring consideration by the Board of Directors in making these independence determinations.  The Board of Directors has determined that Messrs. Richards and Hou are not independent because they are both employees of the Company and that Mr. Werthan (who resigned his seat on the Board on April 1, 2008) is not independent because he was employed by the Company within the past three years.

Messrs. Russell (chairman), Scott and Gillen serve as members of our Nominating Committee. The members of our Compensation Committee are Messrs. Gillen (chairman), Bogomolny, and Scott.  Messrs. Scott (chairman), Bogomolny and Gillen serve as members of our Audit Committee.  All members of each of our Nominating Committee, Compensation Committee and Audit Committee are “independent” as defined by the NASDAQ Rules.

Board Meetings and Attendance

The Board of Directors held 15 regularly scheduled and special telephonic meetings during fiscal 2008, and took other certain actions by unanimous written consent. During fiscal 2008, all directors of the Company, except for Mr. Louis-Dreyfus and Mr. Werthan, attended at least 75% of the aggregate meetings of the Board and committees on which they served, during their tenure on the Board.

Board Committees
Audit Committee

The Company has a separately-designated standing Audit Committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Audit Committee currently consists of Messrs. Scott (chairman), Gillen, and Bogomolny.  Each member of the Audit Committee is currently an independent director within the meaning of Nasdaq Marketplace Rule 4200(a)(15).  The Board of Directors has determined that Messrs. Scott and Gillen are each Audit Committee financial experts.  The Audit Committee met 10 times in fiscal 2008.

Compensation Committee

The Compensation Committee evaluates the performance of the Executive Chairman and other officers and reviews and approves their compensation.  The Compensation Committee currently consists of Messrs. Gillen (chairman), Bogomolny, and Scott. A copy of the Charter of the Compensation Committee is posted on the Company’s website (www.emcore.com).   The processes and procedures for the review and approval of executive compensation are described in the Compensation Discussion and Analysis section of this Proxy Statement. In addition, the Compensation Committee has responsibility for recommending to the Board the level and form of compensation and benefits for directors. It also administers the Company’s incentive compensation plans and reviews and monitors succession plans for the Executive Chairman and the other officers.  The Compensation Committee met 10 times in fiscal 2008.

To the extent consistent with its obligations and responsibilities, the Compensation Committee may form subcommittees of one or more members of the committee and delegate its authority to the subcommittees as it deems appropriate. In addition, the committee has the authority to retain and terminate external advisors in connection with the discharge of its duties.

Nominating Committee

The Nominating Committee recommends new members to the Company’s Board of Directors.  The Nominating Committee currently consists of Messrs. Russell (chairman), Scott, and Gillen.  A copy of the Charter of the Nominating Committee is posted on the Company’s website (www.emcore.com).  The Nominating Committee did not meet in fiscal 2008.

When considering a potential director candidate, the Nominating Committee looks for demonstrated character, judgment, relevant business, functional and industry experience, and a high degree of acumen. There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder. The Company does not pay any third party to identify or assist in identifying or evaluating potential nominees.

The Nominating Committee will consider suggestions from shareholders regarding possible director candidates for election in 2010. Such suggestions, together with appropriate biographical information, should be submitted to the Company’s Secretary. See the section titled “Shareholder Proposals” below under “General Matters” for details regarding the procedures and timing for the submission of such suggestions. The director nominated in this Proxy Statement was recommended for re-election by the Board of Directors. The Board of Directors did not receive any notice of a Board of Directors nominee recommendation in connection with this Proxy Statement from any shareholder.

Board Attendance at Annual Meetings

The Company strongly encourages members of the Board of Directors to attend the Company’s Annual Meetings of Shareholders, and historically a majority have done so.  Last year, the entire Board of Directors attended the 2008 Annual Meeting of Shareholders.

 Communications with the Board

Shareholders may communicate with the Company’s Board of Directors through its Secretary by writing to the following address: Board of Directors, c/o Mr. Keith J. Kosco, Secretary, EMCORE Corporation, 10420 Research Road, SE, Albuquerque, New Mexico 87123. The Company’s Secretary will forward all correspondence to the Board of Directors, except for junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2008

The Company compensates each non-employee Director for service on the Board of Directors.  Director compensation for fiscal 2008 included the following:

Name (1)	Fees Earned or Paid in Cash ($)(4)	Stock Awards ($)(5)(6)	Total ($)
Thomas J. Russell, Ph.D.	76,600	43,400	120,000
Charles T. Scott	96,000	46,600	142,600
John Gillen	101,800	50,300	152,100
Robert Bogomolny	67,300	43,400	110,700
Robert Louis-Dreyfus (2)	-	-	-
Thomas Werthan (3)	60,600	19,000	79,600

(1)
Reuben F. Richards, Jr., the Company’s Executive Chairman and Chairman of the Board, and Hong Q. Hou, Ph.D., the Company’s Chief Executive Officer, are not included in this table as they are employees of the Company and receive no compensation for their services as Directors.  Their compensation is disclosed in the Summary Compensation Table.

(2)	Robert Louis-Dreyfus resigned his seat on the Company’s Board of Directors on October 30, 2007.
(3)	Thomas Werthan resigned his seat on the Company’s Board of Directors on April 1, 2008.
(4)	These amounts include the “make-whole” cash payments approved by the Compensation Committee for the period March 2007 through December 2007, as outlined below.
(5)
The amounts shown represent the dollar amount recognized upon grant for financial statement reporting purposes with respect to 2008 fiscal year for the fair value of Company common stock granted in fiscal 2008.  The grants of common stock are made yearly, and the grant date fair value at the time of grant is the number of shares granted multiplied by the closing price of our common stock on the grant date. The aggregate compensation expense is recognized in our financial statements for fiscal 2008 in accordance with the provisions of FAS 123(R).

(6)	The Company did not grant any stock options to non-employee directors during fiscal 2008. At the end of fiscal 2008, non-employee directors did not hold any options to acquire Company common stock.

Pursuant to the Company’s Directors’ Stock Award Plan adopted by the shareholders at the Company’s 2007 annual meeting (the “2007 Stock Award Plan”), the Company pays non-employee directors a fee in the amount of $3,500 per Board meeting attended and $500 per committee meeting attended ($1,000 for the chairman of a committee).  The Company also reimburses a non-employee director's reasonable out-of-pocket expenses incurred in connection with such Board or committee meetings. From time to time, Board members are invited to attend meetings of Board committees of which they are not members.  When this occurs, these non-committee Board members receive a committee meeting fee of $500. Payment of fees under the 2007 Stock Award Plan will be made in common stock of the Company payable in one issuance annually based on the closing price on The NASDAQ Global Market on the date of issuance.

The Company’s Outside Directors Cash Compensation Plan provides for the payment of cash compensation to non-employee directors for their participation at Board meetings, in amounts established by the Board and periodically reviewed. Each non-employee director receives a meeting fee for each meeting that he attends (including telephonic meetings, but excluding execution of unanimous written consents) of the Board. In addition, each non-employee director receives a committee meeting fee for each meeting that he attends (including telephonic meetings, but excluding execution of unanimous written consents) of a Board committee. Until changed by resolution of the Board, the meeting fee is $4,000 and the committee meeting fee is $1,500; provided that the meeting fee for special telephonic meetings (i.e., Board meetings that are not regularly scheduled and in which non-employee directors typically participate telephonically) is $750 and the committee meeting fee for such special telephonic meetings is $600. Any non-employee director who is the chairman of a committee receives an additional $750 for each meeting of the committee that he chairs, and an additional $200 for each special telephonic meeting of such committee. Directors may defer cash compensation otherwise payable under the Outside Directors Cash Compensation Plan.

Based on the results of our review of our past director compensation practices, the Compensation Committee concluded that certain directors had not been properly compensated under the Company’s 1997 Director’ Stock Award Plan (“1997 Stock Award Plan”), which lapsed in March 2007. In May 2008, it was concluded by the Compensation Committee that in order to properly compensate the affected directors that they would be given “make-whole” cash payments in lieu of shares that should have been received under the Company’s 1997 Stock Award Plan:

Name	“Make-Whole” Cash Payment	Special Committee “Make-Whole” Cash Payment
Thomas J. Russell, Ph.D.	$45,300	$4,500
Charles T. Scott	$54,300	$2,300
John Gillen	$59,400	-
Robert Bogomolny	$29,900	$2,300
Thomas Werthan	$40,200	-

The cash payments were calculated by multiplying the number of shares that should have been awarded to the affected director by $7.51, which was the average price during the period between the 1997 Stock Award Plan lapsing and the 2007 Stock Award Plan becoming effective, during which time the Company did not have a stock award plan under which it could award shares to directors.  These cash payments will be paid by the Company to the affected directors in 25% increments.  In May 2008, the first such payment was made.  The second payment was made in January 2009.  The third payment is expected to be paid by June 30, 2009 and the final payment is expected to be paid by December 31, 2009.  The Special Committee “make-whole” cash payment was paid in October 2008.

No director who is an employee of the Company receives compensation for services rendered as a director under the Outside Directors Cash Compensation Plan or the 2007 Stock Award Plan.

As announced in the Company’s Current Report on Form 8-K that was filed with the SEC on March 6, 2009, the Compensation Committee agreed to temporarily suspend the Company’s Outside Directors Cash Compensation Plan until the Company is able to secure additional financing.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes EMCORE’s executive compensation program and analyzes the compensation decisions made for the executive officers included in the Summary Compensation Table (the “Named Executive Officers”) for fiscal 2008.  The analysis includes the disclosure of certain performance targets that are used in connection with the Company’s executive compensation program. These targets should not be understood to be statements of management’s expectations of the Company’s future results.

Objectives and Components of the Company’s Compensation Program

EMCORE’s executive compensation program is designed to motivate executives to achieve strong financial, operational, and strategic performance and recognizes individual contributions to that performance.  Through the compensation program, the Company seeks to attract and retain talented executive officers by providing total compensation that is competitive with that of other executives employed by companies of similar size, complexity and lines of business.  The Company’s executive compensation program is also designed to link executives’ interests with shareholders’ interests by providing a portion of total compensation in the form of stock-based incentives.

The Company’s Annual Compensation Decision-Making Process

The Compensation Committee of the Board of Directors is responsible for setting and administering policies that govern EMCORE’s executive compensation program.  In October/November of each year, the Compensation Committee reviews the Company’s performance and the performance of each of the Named Executive Officers for the prior fiscal year and market surveys and proxy statements of our peer group as well as companies that have our same Standard Industrial Classification (SIC) code and annual revenues of $500 million or less.  Based on this review, the Compensation Committee discusses and approves base salary increases related to the current fiscal year and awards annual cash incentives and stock option grants in recognition of Company and individual performance for the prior fiscal year.

The purpose of the Compensation Committee’s review of the market surveys and proxy statements that list the compensation paid by companies within our peer group as well as a broader market group is to provide a reference point that will assist the Compensation Committee in determining the competitiveness of our executive compensation program and is not determinative of the amount of compensation that is paid or awarded to our executives.  The Compensation Committee reviews and selects the companies that are included in our peer group, which is comprised of companies of similar size, complexity and lines of business.  For fiscal 2008, the peer group consisted of the following companies:

• Evergreen Solar, Inc.
• Sunpower Corporation
• First Solar, Inc.
• Finisar Corporation
• JDS Uniphase Corporation
• Opnext, Inc.

In addition to the use of market surveys and peer group proxy statements, the Compensation Committee intends to retain a compensation consultant in the coming year to assess EMCORE’s competitive position with respect to each component of the Company’s executive compensation program, which consists of: (i) base salary, (ii) annual cash incentives, and (iii) long term stock-based incentives.

Base Salary

The Company’s Compensation Committee reviews base salary levels from peer group companies, as well as relevant market data provided by Equilar, Inc., and uses a range between the 25th percentile and the 75th percentile, and a target of the 50th percentile, when setting salaries for our Named Executive Officers. These ranges are set by the Compensation Committee and are intended to maintain the Company’s competitive position among similar companies with which it competes for executive talent. During fiscal 2008, only Keith J. Kosco and Dr. Hong Q. Hou had a base salary that was outside of this compensation range.

Prior to being promoted to the Company’s General Counsel position, Mr. Kosco served as Vice President and Deputy General Counsel of the Company. Upon his promotion to General Counsel, Mr. Kosco received an increase to his base yearly salary of 11.11%, including this raise his base salary reached $200,000, but fell below the 25th percentile when compared to other general counsel executives identified in the Equilar market data. Dr. Hong Q. Hou served as the Company’s Chief Operating Officer during fiscal year 2007 and the first half of fiscal year 2008. Dr. Hou’s base yearly salary was increased from $227,000 to $400,000 effective as of December 14, 2006, in connection with his appointment as President and Chief Operating Officer of the Company.   At the time of his appointment to President and Chief Operating Officer, it was contemplated by the Compensation Committee that Dr. Hou would be promoted to Chief Executive Officer of the Company in the next fiscal year, and thus he began to take on an increased role and responsibility in the management of the Company.  From November 2007, he has been compensated a base yearly salary of $420,000, which is at the top of the range when compared to other chief operating officers identified in the Equilar market data. When Dr. Hou was promoted on March 31, 2008 to Chief Executive Officer he did not receive an additional salary increase. Following his promotion to Chief Executive Officer, Dr. Hou’s base salary of $420,000 is at the 61st percentile when compared to other chief executive officers identified in the Equilar market data.

Base salaries for executives are determined based upon job responsibilities, level of experience, individual performance, and comparisons to the salaries of executives in similar positions obtained from market surveys and proxy statements.  The goal for the base salary component is to compensate executives at a level that approximates the median salaries of individuals in comparable positions and markets.  Mr. Richards, the Company’s Executive Chairman, reviews the performance of the Chief Executive Officer and the other executive officers and recommends salary increases for these individuals to the Compensation Committee.  These recommendations are advisory and reflect the judgment and opinion of the Company’s Executive Chairman based upon his review of the above-listed factors. In turn, the Compensation Committee reviews, adjusts, where appropriate, and approves the salary increases, if any, for these executive officers.  With respect to each executive officer, the Compensation Committee exercises its judgment as to how to weigh each of the above listed factors when determining any such salary increases. In executive session, the Compensation Committee reviews any salary increase for the Executive Chairman.

On November 13, 2007, the Compensation Committee approved a base salary increase, for each of the Named Executive Officers, effective retroactively to October 1, 2007.  The base salaries were adjusted as follows:

•	Mr. Richard’s base salary was increased from $416,500 to $437,325
•	Dr. Hou’s base salary was increased from $400,000 to $420,000
•	Mr. Gushard’s base salary was increased from $240,000 to $260,000
•	Dr. Iannelli’s base salary was increased from $225,000 to $236,250
•	Mr. Kosco’s base salary was increased from $200,000 to $210,000

In August 2008, in connection with his appointment as Chief Financial Officer, the Compensation Committee approved for Mr. Markovich an annual base salary of $300,000.

Each of these base salary increases was based on publicly available data and each was intended to maintain the Company’s competitive position among similar companies with which it competes for executive talent.  In setting base salary compensation levels, the Compensation Committee used a market data study gathered by Equilar, Inc. This market data included base salary information for companies with revenue between $200-$500 million and a SIC Code of 3674, which included 31 companies, some of which were: Avanex Corp., Bookham, Inc., Cree, Inc., Finisar Corp., Opnext, Inc, and Triquint Semiconductor, Inc.

As announced in the Company’s Current Report on Form 8-K that was filed with the SEC on March 6, 2009, the Compensation Committee has, at the recommendation of the Company’s Executive Management, approved temporary decreases in the annual base salaries of its Chief Executive Officer, its Chief Financial Officer and each of the other current Named Executive Officers of the Company.  Accordingly, effective March 2, 2009, and until the Company is able to secure additional financing, the annual base salaries have been adjusted as follows:

•	Mr. Richard’s base salary was reduced by 15% from $437,325 to $371,726
•	Dr. Hou’s base salary was reduced 15% from $420,000 to $357,000
•	Mr. Markovich’s base salary was reduced 10% from $300,000 to $270,000
•	Dr. Iannelli’s base salary was reduced 5% from $236,250 to $224,437
•	Mr. Kosco’s base salary was reduced 5% from $210,000 to $199,500

Annual Cash Incentives

Each fiscal year EMCORE establishes a cash incentive plan, which provides the Company’s executive officers an opportunity to receive an annual cash payment in addition to their base salaries.  The cash incentive plan is designed to place at risk a significant portion of an executive’s annual cash compensation by linking the amount of compensation that an executive can achieve under the plan with individual and Company performance.  We believe that providing annual cash incentive opportunities is a key component of maintaining a competitive executive compensation program.

Pursuant to EMCORE’s Fiscal 2008 Executive Bonus Plan (the “2008 Bonus Plan”), bonus targets for each executive officer of the Company were established to promote the achievement of individual and Company performance objectives for fiscal 2008.  The bonus targets are a percentage of each executive’s base salary and are established based on each executive’s job responsibilities and experience as well as market data.  The following bonus targets were set under the 2008 Bonus Plan:

Name and Title	Target
Reuben F. Richards, Jr., Executive Chairman Hong Q. Hou, Ph.D., Chief Executive Officer	80% of base salary
Adam Gushard, Interim Chief Financial Officer	50% of base salary
John Iannelli, Ph.D., Chief Technology Officer Keith J. Kosco, Esq., Chief Legal Officer	35% of base salary

The portion of the target to be paid is based on both Company and individual performance.  The Company performance metrics are weighted equally and are measured on the attainment of revenue and adjusted EBITDA goals (earnings before interest, taxes, depreciation, amortization and other non-cash and non-recurring charges).  A threshold level of 75% of the revenue goal and 70% of the adjusted EBITDA goal is set.  If the Company’s performance is below both of these performance targets, no cash incentive payments are awarded.  Achievement of 100% of revenue and adjusted EBITDA goals correlates to payment of 100% of the bonus targets, and attainment of lesser percentages of the revenue and adjusted EBITDA goals correlates to payment of lesser percentages of the bonus targets.  Attainment of 110% of the revenue and adjusted EBITDA goals will result in eligibility for 120% of the bonus targets.

The individual performance component acts as a multiplier and can accelerate or decelerate the target bonus percentage based upon individual performance as determined by the Executive Chairman and the Compensation Committee.  The multiplier ranges from 0% to 140% of the executive’s target bonus.  The Compensation Committee reviews the Executive Chairman’s individual performance.  The Chief Executive Officer’s and other executive officers’ individual performance is reviewed by the Executive Chairman and approved by the Compensation Committee.

The Compensation Committee retains the discretion to modify individual executive cash incentive awards based upon individual performance and the successful completion of business objectives.

The Compensation Committee establishes revenue and adjusted EBITDA goals because it believes these financial performance metrics are the best indicators of the Company’s performance.  The Company’s revenue and adjusted EBITDA targets for fiscal 2008, as presented to the Compensation Committee, were approximately $292 million and $15.5 million, respectively, and revenue and adjusted EBITDA for fiscal 2008, as presented to the Compensation Committee were approximately $294 million and ($9.6) million, respectively.  The Compensation Committee has the discretion to make adjustments to these financial performance metrics to account for significant events that occur during the year, such as acquisitions, divestitures, and unusual items and, with respect to fiscal 2008, adjusted EBITDA was calculated by adding back interest, taxes, depreciation and amortization to net loss while also excluding non-cash stock-based compensation expense, one-time non-recurring charges related to the Company’s review of its historical stock option granting practices, certain legal, bad debt, inventory, severance and restructuring charges, and transition service charges related to the integration of acquired assets.  The Compensation Committee reviewed and approved the fiscal 2008 financial performance metrics calculations in November 2008. Based on fiscal 2008 revenue and EBITDA results, each of the Named Executive Officers were eligible to receive 30% of their individual bonus target.  However, individual performance and accomplishments were taken into account before the final incentive compensation bonus was awarded.  In determining incentive compensation, the Compensation Committee also considered: i) the efforts of the Named Executive Officers in assisting the Company in aligning strategic directions, ii) Dr. Iannelli’s significant efforts in growing its fiber optics business through acquisitions, iii) Mr. Gushard’s significant efforts in restating the Company’s financial statements, and iv) the efforts of the Named Executive Officers in developing product and business opportunities in the emerging terrestrial solar power segment. With respect to each Named Executive Officer, the Compensation Committee exercised its judgment as to how to weigh each of the above listed factors when determining the final bonus amount awarded. Based on these factors, the Compensation Committee approved cash incentive awards for the following Named Executive Officers as outlined below.

These awards are also set forth in the Summary Compensation Table under the heading “Non-Equity Incentive Plan Compensation”.

Name	Target Incentive Award	Actual Incentive Award	Actual Award as % of Target
Reuben F. Richards, Jr.	$ 349,860	$ 78,719	23%
Hong Q. Hou, Ph.D.	$ 336,000	$ 75,600	23%
Adam Gushard	$ 130,000	$ 39,000	30%
John Iannelli, Ph.D.	$ 82,688	$ 20,341	25%
Keith J. Kosco, Esq.	$ 73,500	$ 14,333	20%

Long-Term Stock-Based Incentives

Long-term equity awards consist of stock options, which are designed to give executive officers an opportunity to acquire shares of common stock of the Company, to provide an incentive for the executives to continue to promote the best interests of the Company and enhance its long-term performance and to provide an incentive for executives to join and remain with the Company.  Equity awards are an effective tool for aligning the interests of our executives with the interests of our shareholders.

Stock options give an executive the right to buy a share of the Company’s common stock in the future at a predetermined exercise price.  The exercise price is the fair market value of the common stock on the grant date.  New hire stock option awards vest over a five-year period while annual stock option awards vest over a four-year period.  Other supplemental stock option awards vest over a four-year period.  All options expire ten years after the grant date.  In addition, no one recipient can be granted an award of options to purchase more than 600,000 shares of common stock in any twelve month period.  Executives who voluntarily resign or are terminated for cause immediately forfeit all options that have not vested unless otherwise determined by the Compensation Committee.

In granting equity awards, the Compensation Committee uses its judgment and discretion and does not issue a targeted number of stock options, but rather reviews the executive’s individual performance and the performance of the Company in meeting its revenue and adjusted EBITDA goals in the prior fiscal year to determine the appropriate value of the award at the time it is granted.  Grants of stock options to executive officers are also based upon each officer’s relative position, responsibilities, historical and expected contributions to the Company, and the officer’s vested option balance and previous option grants, with primary weight given to the executive officer’s relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer to join the Company may be based on negotiations with the officer and with reference to historical option grants to existing officers. The ultimate value of the award depends in large part on the future performance of our common stock.

In March 2008, in connection with his appointment as Executive Chairman, the Compensation Committee approved for Mr. Richards a one-time promotional grant of options to purchase 500,000 shares of the Company’s common stock. This grant vests in four equal installments over a four year period, with the first installment of options vesting on the one-year anniversary of the grant date and equal amounts vesting on each subsequent anniversary of the grant date.

In April 2008, in connection with his appointment as Chief Executive Officer, the Compensation Committee approved for Dr. Hou a promotional grant of options to purchase 150,000 shares of the Company’s common stock. This grant vests in four equal installments over a four year period, with the first installment of options vesting on the one-year anniversary of the grant date and equal amounts vesting on each subsequent anniversary of the grant date.

In May 2008, in connection with the Company’s annual stock option retention grant plan, the Compensation Committee approved the following stock option grant awards:

Name	Number of Stock Options
Reuben F. Richards, Jr.	100,000
Hong Q. Hou, Ph.D.	195,000
Adam Gushard	100,000
John Iannelli, Ph.D.	75,000
Keith J. Kosco, Esq.	80,000

This grant vests in four equal installments over a four year period, with the first installment of options vesting on the one-year anniversary of the grant date and equal amounts vesting on each subsequent anniversary of the grant date. The relative size of Dr. Hou’s May 2008 retention stock option grant was due in part to his promotion to Chief Executive Officer on March 31, 2008.

In August 2008, in connection with his appointment as Chief Financial Officer, the Compensation Committee approved for Mr. Markovich a grant of options to purchase 475,000 shares of the Company’s common stock. This grant vests in five equal installments over a five year period, with the first installment of options vesting on the one-year anniversary of the grant date and equal amounts vesting on each subsequent anniversary of the grant date.  In addition, if performance metrics are met, the Company has agreed that it would recommend to the Compensation Committee of its Board of Directors that Mr. Markovich be granted options to purchase 125,000 shares of the Company’s common stock in the second calendar quarter of 2010 as a performance based award.  If granted, these options would vest equally over 4 years and expire 10 years after the grant date, and the exercise price of these options would be the closing price of the Company’s common stock on the grant date, as determined pursuant to the Company’s 2000 Stock Option Plan.

The exercise price for each of the above-described grants of options was the fair market value of the common stock on the grant date.

Based on our review of historical stock option granting practices in fiscal 2006, the Audit Committee concluded that, pursuant to Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations, the applicable measurement dates on certain stock options awarded differed from the grant dates previously used in accounting for such awards. Certain affected options may be deemed to have been granted with below-market exercise prices, which could have potentially subjected the affected option grantee to adverse taxation under Section 409A of the Internal Revenue Code, referred to as Section 409A.

To provide employees of the Company holding those options with an opportunity to avoid such adverse taxation, the Company commenced a special tender offer on November 19, 2008. The tender offer allowed those employees to tender options that were potentially subject to Section 409A for replacement. Following the completion of the tender offer on December 17, 2008, each tendered option was amended to increase the exercise price of the option to fair market value as of the actual measurement dates that should have been used for financial accounting purposes. Accordingly, the Company entered into agreements with Dr. Hou and Dr. Iannelli since they both received discounted option grants prior to becoming Section 16 officers of the Company.  To compensate them for the increased amounts reflected in the exercise price of their amended options, the Company paid Dr. Hou $9,100 and Dr. Iannelli $1,560 in January 2009.

Company Benefits

EMCORE’s benefits are an important tool in our ability to attract and retain outstanding employees throughout the Company.  As a business matter, we weigh the benefits we need to offer to attract and retain talented employees against the benefits we can afford to pay and still remain competitive.  Benefit levels are reviewed periodically to ensure they are cost-effective and competitive and support the overall needs of Company employees.

This section describes the benefits that EMCORE provides to key executives and notes those instances when benefits for the Named Executive Officers differ from the general plan. In some instances, we also describe the programs we offer across the Company as context to specific discussions about executive benefits.

Medical, Dental, and Vision Benefits

The Company offers a standard benefits package to all of its employees, which includes medical, dental, and vision coverage.  The Named Executive Officers receive coverage at 100% whereas all other employees of the Company receive coverage ranging from 50% - 100% depending on the service performed.

Company-sponsored Retirement Plans

The EMCORE Corporation 401(k) Plan (the “401(k) Plan”) is a defined contribution plan with a 401(k) arrangement and is designed to comply with ERISA, the Internal Revenue Code, as well as federal and state legal requirements.  The 401(k) Plan is designed to provide retirement benefits to eligible employees of EMCORE and is administered by Prudential Financial.  Participants in the 401(k) Plan may elect to reduce compensation by a specific percentage, which is contributed to the participant’s 401(k) account on a pre-tax basis as a salary deferral.

Employees may elect to contribute to the 401(k) Plan through salary reduction up to the yearly maximum tax-deductible deferral allowed pursuant to IRS regulations.  A participant may elect to defer between 1-30% of his or her compensation per pay period.  The deferral amount will not be subject to income tax until distribution.   Each participant is able to direct his or her investment into any of the available investment options.  Participant’s contributions are vested at 100%.

EMCORE may provide a discretionary match of 50% of the first 6% of base compensation of a participant’s contribution to the 401(k) Plan and this matching contribution vests over an initial five-year period.  This matching contribution is in the form of the Company’s common stock.   Participants are able to exchange out of the Company’s common stock to other investment options within the 401(k) Plan upon receipt of the Company match.  Exchanges from other investment options to the Company’s common stock are not permitted under the 401(k) Plan.

An employee becomes eligible to participate in the 401(k) Plan on the first day of the month following his or her date of hire and attaining the age of 20 years.  An EMCORE re-hire is eligible to participate in the 401(k) Plan immediately.

Perquisites

EMCORE provides perquisites to key executive officers, including the Named Executive Officers, as a recruiting and retention tool.  We believe that our perquisites are appropriate and we benchmark our perquisites against generally accepted corporate practices.

The perquisites provided to our Named Executive Officers in fiscal 2008 included relocation expenses.  For more information regarding perquisites provided to the Named Executive Officers in fiscal 2008 see the footnotes to the “All Other Compensation” column of the Summary Compensation Table.

EMCORE’s Severance Policy and Severance Agreements

Under the Company’s Executive Severance Policy, participants are eligible to receive certain severance benefits if their employment with the Company is terminated and the termination constitutes a “Separation of Service” within the meaning of Section 409A of the Internal Revenue Code.  However, participants are not eligible to receive severance benefits if they are terminated with cause, due to death or disability, or if they voluntarily terminate their employment other than for good reason.  In addition, a participant that is eligible to receive severance benefits under the Severance Policy must execute an agreement (a “Separation Agreement”) prepared by the Company that includes, among other things, a release by the participant of the Company from any liability or obligation to the participant.  A participant will not receive severance benefits if the participant does not enter into a Separation Agreement with the Company and all severance benefits will cease if the participant violates any provision of his or her Separation Agreement.

Under the Severance Policy participants at the Chief /C-level Officers or higher will receive (i) for those hired or promoted prior to May 1, 2007, the continuation of their base salary for a period equal to one year and two weeks plus two additional weeks for each year the participant was employed by the Company or (ii) for those hired or promoted on or after May 1, 2007, the continuation of their base salary for a period equal to one year and one week plus one additional week for each year the participant was employed by the Company.

Participants at the Vice President level will receive (i) for those hired or promoted prior to May 1, 2007, the continuation of their base salary for a period equal to five months and two weeks plus two additional weeks for each year the participant was employed by the Company or (ii) for those hired or promoted on or after May 1, 2007, the continuation of their base salary for a period equal to five months and one week plus one additional week for each year the participant was employed by the Company.

If, following a disposition, a participant’s employment is terminated after the end of a fiscal year but before annual cash incentive awards or pay-for-performance payments are distributed and the participant would otherwise be entitled to a cash incentive award, the participant will remain entitled to the annual cash incentive award or pay-for-performance payment attributable to the immediately preceding fiscal year.  The Severance Policy also provides that participants will be eligible for certain benefits, including continued payment of certain health insurance premiums, outplacement services and other perquisites.

Compensation of the Executive Chairman

The Compensation Committee annually reviews the compensation of Mr. Richards, Executive Chairman, and recommends any adjustments to the Board of Directors for approval.  Mr. Richards participates in the same compensation programs and receives compensation based upon the same criteria as EMCORE’s other executive officers.  However, Mr. Richards’ compensation reflects the higher level of responsibility that he has with respect to the strategic direction of EMCORE, the Company’s financial and operating results, and interactions with the investment community.

After considering EMCORE’s overall performance in fiscal 2007 and competitive practices, the Compensation Committee on November 17, 2007 recommended, and the Board of Directors approved, a 5% increase to Mr. Richards’ base salary, to $437,325.  This increase was made effective on October 1, 2007.  Annual cash incentive compensation for Mr. Richards is based upon achievement of targets set by the Board of Directors.  Based on the attainment of certain strategic corporate milestones, including significant effort in growing the fiber optics business through acquisitions, and tremendous progress in developing product and business opportunities in the emerging terrestrial solar power segment, the Compensation Committee awarded Mr. Richards $78,719 in the form of a cash incentive award.

As announced in the Company’s Current Report on Form 8-K that was filed with the SEC on March 6, 2009, the Compensation Committee has, at the recommendation of the Company’s management, approved temporary decreases in the annual base salaries of its Chief Executive Officer, its Chief Financial Officer and each of the other current named executive officers of the Company.  Accordingly, effective March 2, 2009, Mr. Richard’s base salary was reduced by 15% from $437,325 to $371,726.

Tax and Accounting Considerations

Under Section 162(m) of the Internal Revenue Code, EMCORE may not deduct annual compensation in excess of $1 million paid to certain employees; generally it’s Chief Executive Officer and its four other most highly compensated executive officers, unless that compensation qualifies as performance-based compensation. While the Compensation Committee intends to structure performance-related awards in a way that will preserve the maximum deductibility of compensation awards, the Compensation Committee may from time to time approve awards that would vest upon the passage of time or other compensation, which would not result in qualification of those awards as performance-based compensation.

EXECUTIVE COMPENSATION

The following table sets forth certain information concerning the annual and long-term compensation earned for services in all capacities to the Company for the fiscal year ended September 30, 2008 of those persons who during such fiscal year (i) served as the Company’s Chief Executive Officer, (ii) served as the Company’s Chief Financial Officer, and (iii) were the three most highly-compensated officers (other than the Chief Executive Officer and Chief Financial Officer):

Summary Compensation Table for Fiscal 2008

Name and Principal Position	Year	Salary ($)(5)	Option Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)(7)	All Other Compensation ($)		Total ($)
Reuben F. Richards, Jr. Executive Chairman and Chairman of the Board (1)	2008 2007	437,325 412,165	463,914 250,532	78,719 326,536	374 384	(8) (8)	980,332 989,617
Hong Q. Hou, Ph.D. Chief Executive Officer (2)	2008 2007	421,000 360,080	713,889 1,181,529	75,600 313,600	5,196 179,334	(9) (10)	1,215,685 2,034,543
John M. Markovich Chief Financial Officer (3)	2008	36,997	31,284	-	4,720	(11)	73,001
John Iannelli, Ph.D. Chief Technology Officer	2008 2007	237,625 203,857	179,998 87,760	20,341 34,294	6,588 5,877	(12) (13)	444,552 331,788
Keith J. Kosco, Esq. Chief Legal Officer	2008 2007	210,000 132,308	109,031 25,874	14,333 45,733	374 25,174	(14) (15)	333,738 229,089
Adam Gushard Former Interim Chief Financial Officer (4)	2008 2007	262,395 236,835	170,134 261,280	39,000 192,600	15,816 13,338	(16) (17)	487,345 704,053
_________________
(1)	Mr. Richards was appointed to Executive Chairman and Chairman of the Board on March 31, 2008 and previously served as the Company’s Chief Executive Officer.
(2)	Dr. Hou was appointed to Chief Executive Officer on March 31, 2008 and previously served as the Company’s President and Chief Operating Officer.
(3)	Mr. Markovich was appointed to Chief Financial Officer on August 18, 2008.
(4)	Mr. Gushard was the Company’s Interim Chief Financial Officer until August 18, 2008 and continues to serve as Vice President of Finance for the Company.
(5)	Salary represents amounts paid to the individual during the fiscal year ended September 30, 2008. It does not represent an employee’s current annual base salary.
(6)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes in fiscal 2008, in accordance with Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment” (revised 2004) (without regard to estimated forfeitures related to a service based condition) and includes amounts from awards granted in and prior to fiscal 2008. Assumptions used in the calculation of these amounts are included in footnote 4 to the Company’s audited financial statements for the fiscal year ended September 30, 2008, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 30, 2008. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the Named Executive Officer.

(7)
The amounts in this column reflect the cash incentive awards earned in each fiscal year presented as approved by the Compensation Committee. The incentive awards for Fiscal  2008 have not yet been paid out by the Company.

(8)	Consists of life insurance premiums.
(9)	Consists of life insurance premiums of $374, EMCORE’s matching contributions under its 401(k) plan of $4,822, which are made in EMCORE common stock.
(10)
Consists of life insurance premiums of $384, EMCORE’s matching contributions under its 401(k) plan of $4,673, which are made in EMCORE common stock, $45,000 related to relocation and housing and $129,277 to cover the reimbursement of Section 409A taxes that the Company paid on behalf of Dr. Hou relating to events prior to him being a Section 16 officer of the Company.

(11)	Consists of life insurance premiums of $374 and EMCORE’s matching contributions under its 401(k) plan of $346, which are made in EMCORE common stock and relocation of $4,000.
(12)	Consists of life insurance premiums of $374 and EMCORE’s matching contributions under its 401(k) plan of $6,214, which are made in EMCORE common stock.
(13)	Consists of life insurance premiums of $384 and EMCORE’s matching contributions under its 401(k) plan of $5,493, which are made in EMCORE common stock.
(14)	Consists of life insurance premiums.
(15)	Consists of life insurance premiums of $384 and relocation of $24,790.
(16)	Consists of life insurance premiums of $374 and EMCORE’s matching contributions under its 401(k) plan of $9,442, which are made in EMCORE common stock and a car allowance of $6,000.
(17)	Consists of life insurance premiums of $384 and EMCORE’s matching contributions under its 401(k) plan of $6,954, which are made in EMCORE common stock and a car allowance of $6,000.

Grants of Plan-Based Awards in Fiscal 2008

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($/Sh) (3)	Grant Date Fair Value of Stock and Option Awards ($) (4)
		Threshold ($)	Target ($)	Maximum ($)
Reuben F. Richards, Jr.	3/31/08 5/19/08 N/A	87,465	349,860	419,832	500,000 100,000	5.76 8.38	1,999,150 583,540
Hong Q. Hou, Ph.D.	4/3/08 5/19/08 N/A	84,000	336,000	403,200	150,000 195,000	6.67 8.38	697,305 1,137,903
John M. Markovich (5)	8/18/08				475,000	5.57	1,607,558
John Iannelli, Ph.D.	5/19/08 N/A	20,672	82,688	99,226	75,000	8.38	437,655
Keith J. Kosco, Esq.	5/19/08 N/A	18,375	73,500	88,200	80,000	8.38	466,832
Adam Gushard	5/19/08 N/A	32,500	130,000	156,000	100,000	8.38	583,540

___________
(1)
These columns reflect the possible payment amounts under performance-based cash incentive awards granted for fiscal 2008 to the Named Executive Officers, as described above under “Compensation Discussion and Analysis”. The amounts actually awarded to these executives for 2008 are reported above in the Summary Compensation Table as “Non-Equity Incentive Plan Awards”.  Threshold is defined as 25% of Target and Maximum is defined as 120% of Target.  At the Compensation Committee’s sole discretion, they may adjust the non-equity incentive award obtained down to 0% or up to 140% based upon the level of individual achievements.

(2)	This column reflects the number of shares underlying options granted to the Named Executive Officers in fiscal 2008.
(3)	All options were granted at an exercise price equal to the closing price of our common stock on the option grant date.
(4)
This column reflects the fair value of these awards on the grant date as determined under the accounting principles used to calculate the value of equity awards. For the assumptions and methodologies used to value the awards reported in this column, see footnote (6) to the Summary Compensation Table.

(5)
Due to Mr. Markovich’s hire date of August 18, 2008, he was not eligible for a 2008 Incentive Plan Award.  As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on August 18, 2008, Mr. Markovich received an option to purchase 475,000 shares of the Company’s common stock pursuant to his offer letter dated August 7, 2008.

Outstanding Equity Awards at September 30, 2008

Option Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date
Reuben F. Richards, Jr.	50,000	-	(16)	6.44	12/1/08
	25,000	-		22.00	4/14/10
	72,500	-		2.63	5/18/14
	225,000	-		3.42	5/18/15
	-	500,000	(1)	5.76	3/31/18
	-	100,000	(2)	8.38	5/19/18

Hong Q. Hou, Ph.D.	35,000	-	(17)	2.63	5/18/14
	-	6,875	(4)	3.00	2/28/15
	27,500	27,500	(5)	7.29	8/28/16
	245,000	-		5.76	12/14/16
	63,750	191,250	(6)	8.78	9/25/17
	-	150,000	(7)	6.67	4/3/18
	-	195,000	(2)	8.38	5/19/18
John M. Markovich	-	475,000	(3)	5.57	8/18/18

John Iannelli, Ph.D.	40,000	-		1.87	1/22/13
	6,000	-	(17)	2.63	5/18/14
	8,250	2,750	(4)	3.00	2/28/15
	881	-		7.32	12/29/15
	9,000	9,000	(9)	5.18	10/12/15
	6,000	6,000	(10)	7.95	3/10/16
	1,000	1,000	(11)	9.75	4/5/16
	2,500	7,500	(12)	4.98	3/29/17
	18,750	56,250	(13)	5.33	6/25/17
	-	75,000	(2)	8.38	5/19/18

Keith J. Kosco, Esq.	6,000	24,000	(14)	5.49	1/8/17
	12,500	37,500	(15)	5.08	4/27/17
	-	80,000	(2)	8.38	5/19/18

Adam Gushard	17,000	-	(16)	1.82	12/1/08
	8,000	-		1.82	4/14/10
	5,000	-		1.82	4/26/12
	17,500	-		1.82	10/3/11
	7,500	-		1.82	4/4/11
	2,000	-		1.82	3/2/11
	17,500	-	(4)	2.63	5/18/14
	20,625	6,875		3.00	2/28/15
	1,598	-		7.32	12/29/15
	22,500	22,500	(5)	7.29	8/28/16
	62,500	37,500	(8)	4.06	2/20/17
	-	100,000	(2)	8.38	5/19/18

_____________

(1)	The unvested portions of these awards are scheduled to vest in four installments on March 31, 2009, 2010, 2011 and 2012.
(2)	The unvested portions of these awards are scheduled to vest in four installments on May 19, 2009, 2010, 2011 and 2012.
(3)	The unvested portions of these awards are scheduled to vest in five installments on August 18, 2009, 2010, 2011, 2012 and 2013.
(4)	The unvested portions of these awards are scheduled to vest in one installment on February 28, 2009.
(5)	The unvested portions of these awards are scheduled to vest in two installments on August 28, 2009 and 2010.
(6)	The unvested portions of these awards are scheduled to vest in three installments on September 25, 2009, 2010 and 2011.
(7)	The unvested portions of these awards are scheduled to vest in four installments on April 3, 2009, 2010, 2011 and 2012.
(8)	The unvested portions of these awards are scheduled to vest in three installments on February 20, 2009, 2010 and 2011.
(9)	The unvested portions of these awards are scheduled to vest in two installments on October 12, 2008 and 2009.
(10)	The unvested portions of these awards are scheduled to vest in two installments on March 10, 2009 and 2010.
(11)	The unvested portions of these awards are scheduled to vest in two installments on April 5, 2009 and 2010.
(12)	The unvested portions of these awards are scheduled to vest in three installments on March 29, 2009, 2010 and 2011.
(13)	The unvested portions of these awards are scheduled to vest in three installments on June 25, 2009, 2010, and 2011.
(14)	The unvested portions of these awards are scheduled to vest in four installments on January 8, 2009, 2010, 2011 and 2012.
(15)	The unvested portions of these awards are scheduled to vest in three installments on April 27, 2009, 2010, and 2011.
(16)	This option grant expired and was cancelled on December 1, 2008.
(17)
In December 2008, the Company entered into a special tender offer with Dr. Hou and Dr. Iannelli regarding this option grant which increased the exercise price from $2.63 to $2.89, which represents the fair market value as of the actual measurement date for this option grant.

Option Exercises in Fiscal 2008

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Reuben F. Richards, Jr. (1)	100,000	487,200
Hong Q. Hou, Ph.D. (2)	133,750	1,079,707
John M. Markovich	-	-
Adam Gushard (3)	10,000	109,700
John Iannelli, Ph.D.	-	-
Keith J. Kosco, Esq.	-	-
__________
(1)	These shares were exercised in two tranches of 65,000 shares on February 25, 2008 and 35,000 shares on February 26, 2008.
(2)	These shares were exercised in three tranches of 120,000 shares on December 19, 2007, 6,875 shares on December 31, 2007 and 6,875 shares on March 14, 2008.
(3)	These shares were exercised on December 14, 2007, prior to expiration, and have not been sold.

Potential Payments upon Termination or Change-in-Control

Under the Company’s Executive Severance Policy, participants are eligible to receive certain severance benefits if their employment with the Company is terminated and the termination constitutes a “Separation of Service” within the meaning of Section 409A of the Internal Revenue Code.  However, participants are not eligible to receive severance benefits if they are terminated with cause, due to death or disability, or if they voluntarily terminate their employment other than for good reason.  In addition, a participant that is eligible to receive severance benefits under the Severance Policy must execute an agreement (a “Separation Agreement”) prepared by the Company that includes, among other things, a release by the participant of the Company from any liability or obligation to the participant.  A participant will not receive severance benefits if the participant does not enter into a Separation Agreement with the Company and all severance benefits will cease if the participant violates any provision of his or her Separation Agreement.

Under the Severance Policy, participants at the Chief /C-level Officer or higher will receive (i) for those hired or promoted prior to May 1, 2007, the continuation of their base salary for a period equal to one year and two weeks plus two additional weeks for each year the participant was employed by the Company or (ii) for those hired or promoted on or after May 1, 2007, the continuation of their base salary for a period equal to one year and one week plus one additional week for each year the participant was employed by the Company.

Participants at the Vice President level will receive (i) for those hired or promoted prior to May 1, 2007, the continuation of their base salary for a period equal to five months and two weeks plus two additional weeks for each year the participant was employed by the Company or (ii) for those hired or promoted on or after May 1, 2007, the continuation of their base salary for a period equal to five months and one week plus one additional week for each year the participant was employed by the Company.

If, following the sale, transfer, spin-off or other disposition of the stock or assets of any subsidiary, business unit or division of the Company, a participant’s employment is terminated after the end of a fiscal year but before annual cash incentive awards or pay-for-performance payments are distributed and the participant would otherwise be entitled to such awards or payments, the participant will remain entitled to the annual cash incentive award or pay-for-performance payment attributable to the immediately preceding fiscal year.  The Severance Policy also provides that participants will be eligible for certain benefits, including continued payment of certain health insurance premiums, outplacement services and other perquisites.

The following are estimated payments and benefits that would be provided to each of Messrs. Richards, Hou, Markovich, Iannelli, Kosco, and Gushard in the event the executive’s employment is terminated under certain circumstances.  We have calculated these amounts based on the Company’s Executive Severance Policy (the “Severance Policy”) and, in some cases, the terms of individual offer letters that were entered into in connection with an executive’s promotion to his current position. The calculations assume a termination date of September 30, 2008, the last business day of fiscal 2008.  The actual amounts of the payments and costs of the benefits, however, can only be determined at the time of an executive’s separation from the Company.

Name	Severance	Cash Incentive Award	COBRA (Company Portion)	Outplacement Services (1)	Perquisites (2)
Reuben F. Richards, Jr.	$655,988	$78,719	$19,154	$30,000	-
Hong Q. Hou, Ph.D.	$597,692	$75,600	$19,154	$30,000	-
John M. Markovich	$311,538	-	$ 3,928	$30,000	-
John Iannelli, Ph.D.	$304,399	$20,341	$16,818	$30,000	-
Keith J. Kosco, Esq.	$226,154	$14,333	$13,834	$30,000	-
Adam Gushard	$370,000	$39,000	$19,154	$30,000	$59,000
___________________
(1)	On December 30, 2008, the Compensation Committee amended the Company’s Executive Severance Plan to reduce the outplacement services maximum amount payable by the Company to $15,000.
(2)	Includes $9,000 for a car allowance and an estimated cost of $50,000 for relocation-related expenses, which is payable to Mr. Gushard if terminated without cause.

Vesting of Equity Awards in Connection with a Change in Control

Upon a change in control of the Company, unvested stock options will vest and become exercisable pursuant to the terms of the Company’s 2000 Stock Option Plan applicable to all plan participants.  The value of accelerating unvested stock options, as measured by the difference between the closing price of $4.94 on September 30, 2008, and the option grant price, would be zero for Mr. Richards, Mr. Markovich, and Mr. Kosco, $46,525 for Mr. Gushard, $13,338 for Dr. Hou, and $5,335 for Dr. Iannelli.

COMPENSATION COMMITTEE REPORT

The information contained under this “Compensation Committee Report”, shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, or under the  Securities Exchange Act of 1934, as amended (the “Exchange Act”), or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates this information by reference into any such filing.

The Compensation Committee is responsible for evaluating the performance of the Executive Chairman, the Chief Executive Officer and other EMCORE officers as well as reviewing and approving their compensation. The Committee also establishes and monitors overall compensation programs and policies for the Company, including administering the incentive compensation plans. The Committee’s processes and procedures for the consideration and determination of executive compensation are explained in greater detail in the Compensation Discussion and Analysis section.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K/A and its Proxy Statement in accordance with Item 407(e) of Regulation S-K.

This report is submitted by the Compensation Committee.

 January 28, 2009

COMPENSATION COMMITTEE John Gillen, Chairman Charles T. Scott Robert Bogomolny

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company’s Compensation Committee is comprised of Messrs. Gillen, Scott and Bogomolny.  No member of the Compensation Committee served as one of the Company’s officers or employees during fiscal 2008 or was formerly an officer or employee of the Company at any time.  None of the Company’s executive officers served as a member of the compensation committee of any other company that has an executive officer serving as a member of the Company’s Board of Directors or Compensation Committee during fiscal 2008.  None of the Company’s executive officers served as a member of the board of directors of any other company that has an executive officer serving as a member of the Company’s Compensation Committee during fiscal 2008.

OWNERSHIP OF SECURITIES

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of February 17, 2009 certain information regarding the beneficial ownership of common stock of the Company by (i) each person or “group” (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the common stock of the Company, (ii) each Named Executive Officer of the Company, (iii) each director and nominee, and (iv) all directors and executive officers as a group (10 persons).  Except as otherwise indicated, the Company believes, based on information furnished by such persons, that each person listed below has the sole voting and investment power over the shares of common stock shown as beneficially owned, subject to common property laws, where applicable.  Shares beneficially owned include shares of common stock and warrants and options to acquire shares of common stock that are exercisable within sixty (60) days of February 17, 2009. Unless otherwise indicated, the address of each of the beneficial owners is c/o EMCORE Corporation, 10420 Research Road, SE, Albuquerque, New Mexico 87123.

Name	Shares Beneficially Owned	Percent of Common Stock
Thomas J. Russell, Ph.D. (1)	5,276,815	6.7%
Reuben F. Richards, Jr. (2)	1,012,054	1.3%
Robert Bogomolny	86,972	*
Charles Scott (3)	42,409	*
John Gillen	29,242	*
Hong Q. Hou, Ph.D. (4)	503,859	*
John M. Markovich	-	*
John Iannelli, Ph.D. (5)	113,893	*
Keith J. Kosco, Esq.(6)	24,500	*
Adam Gushard (7)	212,141	*
All directors and executive officers as a group (10 persons) (8)	7,301,885	9.3%

Wells Fargo & Company (9)	5,690,440	7.3%
Kingdon Capital Management, LLC (10)	4,752,041	6.1%
Intel Corporation (11)	4,452,299	5.7%
Kopp Investment Advisors, LLC (12)	4,101,349	5.2%
AMVESCAP PLC (13)	4,000,005	5.1%

*	Less than 1.0%
(1)	Includes 2,280,035 shares held by The AER Trust.
(2)	Includes options to purchase 322,500 shares and 175,000 shares held by spouse.
(3)	Includes 30,409 shares owned by Kircal, Ltd.
(4)	Includes options to purchase 378,125 shares and 7,609 shares held in the Company’s 401(k) Plan.
(5)	Includes options to purchase 102,631 shares and 4,683 shares held in the Company’s 401(k) Plan.
(6)	Includes options to purchase 24,500 shares.
(7)	Includes options to purchase 184,098 shares and 9,395 shares held in the Company’s 401(k) Plan.
(8)
Includes options to purchase 1,011,854 shares beneficially owned by Reuben F. Richards, Jr., Executive Chairman; Hong Hou, Chief Executive Officer; Adam Gushard, Former Interim Chief Financial Officer; John Iannelli, Chief Technology Officer; and Keith J. Kosco, Chief Legal Officer.

(9)
This information is based solely on information contained in a Schedule 13G filed with the SEC on January 22, 2009, by Wells Fargo & Company.  Wells Fargo & Company reports beneficially owning a total of 5,690,440 shares including having sole voting power over 2,592,468 shares and sole dispositive power over 3,317,535 shares.  Wells Fargo & Company is a parent holding company and the relevant subsidiaries are Wachovia Bank, National Association, Wachovia Securities, LLC (IA) and Wachovia Bank, N.A. (B.K.).  Wachovia Securities, LLC is an investment advisor for clients; the securities reported by this subsidiary are beneficially owned by such clients.  Wachovia Bank, N.A. (B.K.) holds the securities reported in a fiduciary capacity for its respective customers.  The address of Wells Fargo & Company is 420 Montgomery Street, San Francisco, California  94163.

(10)

This information is based solely on information contained in a Schedule 13G filed with the SEC on February 17, 2009, by Kingdon Capital Management, LLC (Kingdon).   Kingdon beneficially owns 4,752,041 shares. The address of Kingdon Capital Management, LLC is 152 West 57th Street, 50th Floor, New York, New York 10019.

(11)
This information is based solely on information contained in a Schedule 13G filed with the SEC on February 17, 2009, by Intel Corporation (Intel). Intel beneficially owns 4,452,299 shares. The address of Intel Corporation is 2200 Mission College Boulevard, Santa Clara, California  95052-8119.

(12)
This information is based solely on information contained in a Schedule 13D filed with the SEC on April 4, 2008, by Kopp Investment Advisors, LLC (“KIA”), a wholly-owned subsidiary of Kopp Holding Company, LLC (“KHC”), which is controlled by Mr. LeRoy C. Kopp (“Kopp”) (collectively, the “Kopp Parties”).  KIA reports beneficially owning a total of 4,101,349 shares including having sole voting power over 4,101,349 shares and shared dispositive power over 2,242,774 shares.  Kopp reports beneficially owning a total of 4,242,774 shares, including having sole dispositive power over 2,000,000 shares.  The address of the Kopp Parties is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435. The address of Kopp Investment Advisors, LLC is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435.

(13)
This information is based solely on information contained in a Schedule 13G filed with the SEC on February 14, 2007, by AMVESCAP PLC, a U.K. entity, on behalf of itself and PowerShares Capital Management LLC, a U.S. entity (“PowerShares”). The shares reported for AMVESCAP PLC represent the total shares held by AMVESCAP PLC through PowerShares.  The address of AMVESCAP PLC is 30 Finsbury Square, London EC2A 1AG, England.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of September 30, 2008, the number of securities outstanding under each of EMCORE’s stock option plans, the weighted average exercise price of such options, and the number of options available for grant under such plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	8,929,453	$6.57	287,003

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on the Company’s review of copies of all disclosure reports filed by directors and executive officers of the Company, as well as anyone who is a beneficial owner of more than 10 percent of a registered class of the Company’s common stock, pursuant to Section 16(a) of the Exchange Act, as amended, and written representations furnished to the Company, the Company believes that there was compliance with all filing requirements of Section 16(a) applicable to directors and executive officers of the Company during the fiscal year 2008 with the following exceptions, due to administrative errors on the part of the Company’s Legal Department:

•
On December 24, 2008, Dr. Hou cancelled an option grant dated May 18, 2004, which was later determined to be issued at a discount to fair market value.  In exchange, Dr. Hou received a new option grant having an exercise price equal to the fair market value as of the date of grant and a cash payment of $9,100.  The Company filed a delinquent Form 4 on January 8, 2009.

•
On December 24, 2008, Dr. Iannelli cancelled an option grant dated May 18, 2004, which was later determined to be issued at a discount to fair market value.  In exchange, Dr. Iannelli received a new option grant having an exercise price equal to the fair market value as of the date of grant and a cash payment of $1,560.  The Company filed a delinquent Form 4 on January 8, 2009.

•	Mr. Markovich filed a delinquent Form 3 and Form 4 on January 20, 2009 following his appointment as Chief Financial Officer effective as of August 18, 2008.

PROPOSAL II:
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, an independent registered public accounting firm, audited the financial statements of EMCORE Corporation for the fiscal year ending September 30, 2008. The Audit Committee and the Board of Directors have selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2009. The ratification of the appointment of Deloitte & Touche LLP will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting. If this appointment of Deloitte & Touche LLP is not ratified by shareholders, the Board of Directors will appoint another independent registered public accounting firm whose appointment for any period subsequent to the Annual Meeting will be subject to the approval of shareholders at that meeting.

Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and are expected to be available to answer appropriate questions.

FISCAL 2008 & 2007 AUDITOR FEES AND SERVICES

Deloitte & Touche LLP was the independent registered public accounting firm that audited EMCORE’s financial statements for fiscal 2008 and 2007.  The aggregate fees billed by Deloitte & Touche LLP in connection with audit services rendered for fiscal 2008 and 2007 are as follows:

	Fiscal 2008	Fiscal 2007

Audit fees (1)	$3,149,100	$4,593,000
Audit-related fees (2)	75,200	49,000
Tax fees (3)	--	--
All other fees (4)	131,800	--

Total	$3,356,100	$4,642,000
__________
(1)
Represents fees for professional services rendered in connection with the audit of our annual financial statements, reviews of our quarterly financial statements, and advice provided on accounting matters that arose in connection with audit services. Fiscal 2008 included $766,000 and fiscal 2007 included $885,000 of audit fees for professional services rendered in connection with the audit of our internal controls over financial reporting (SOX 404 compliance).  The fees incurred during fiscal 2008 and 2007 include fees related to our voluntary stock option review and the related restatement of our financial data for the fiscal years ended September 30, 2006 and 2005 and 2004.

(2)	Represents fees for professional services related to the audits of our employee benefit plans and other statutory or regulatory filings.
(3)	Not applicable.
(4)	Represents fees for professional services related to the review of our Form S-1 Registration Statement filed in fiscal 2008.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material, and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report of the Audit Committee by reference therein.

The Company has a separately-designated standing Audit Committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee currently consists of Messrs. Scott, Gillen, and Bogomolny. Each member of the Audit Committee is currently an independent director within the meaning of Nasdaq Marketplace Rule 4200(a)(15). The Board of Directors has determined that Messrs. Scott and Gillen are each Audit Committee financial experts. The Audit Committee met 10 times in fiscal 2008. The Audit Committee performs the functions set forth in the EMCORE Corporation Audit Committee Charter, which has been adopted by the Board of Directors.  The Audit Committee Charter is available on our website (www.emcore.com).

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal 2008 with management of the Company. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by SAS No. 114, “The Auditor’s Communication With Those Charged With Governance”. Furthermore, the Audit Committee has reviewed management’s assessment of the effectiveness of the Company’s internal controls over financial reporting, and has reviewed the opinion of the Company’s independent registered public accounting firm regarding such assessment and the effectiveness of the Company’s internal controls over financial reporting.

The Audit Committee has received the written disclosures and letter from the Company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1, and has discussed with such accounting firm the independence of such accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2008, which was filed on December 30, 2008.

AUDIT COMMITTEE Charles T. Scott, Chairman Robert Bogomolny John Gillen

Audit Committee Pre-Approval and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditors are required to provide detailed back-up documentation at the time of approval. Pursuant to the Sarbanes-Oxley Act of 2002, all of the fees and services provided as noted in the table above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER PROPOSAL II.

PROPOSAL III:
TO APPROVE AN INCREASE IN THE NUMBER OF SHARES AVAILABLE
UNDER EMCORE'S 2000 EMPLOYEE STOCK PURCHASE PLAN

The maximum number of shares of our common stock that may be issued pursuant to purchases made under the 2000 Employee Stock Purchase Plan (the “2000 ESPP”) is currently 2,000,000 shares. As of March 6, 2009, 1,712,728 shares have been issued under the 2000 ESPP and 287,272 shares remain available for future issuance. We use the 2000 ESPP to facilitate the development of equity ownership by our employees, which we believe more effectively aligns the interests of our employees with those of our stockholders.

On November 8, 1999, the Board of Directors adopted the EMCORE Corporation 2000 Employee Stock Purchase Plan which provides the Company’s employees with the opportunity to acquire an ownership interest in EMCORE Corporation through the purchase of shares of the Company’s common stock through payroll deductions. The option price is set at 85% of the market price for the Company’s common stock on either the first or last day of the participation period, whichever is lower. Contributions are limited to 10% of an employee's compensation. The 2000 ESPP became effective upon its approval by the Company’s shareholders at the 2000 Annual Meeting. It was amended by a vote of the shareholders at the Company’s 2006 Annual Meeting to increase the number of shares available for issuance by 1,000,000 to 2,000,000. In fiscal 2004, the 2000 ESPP was amended by the Board of Directors to change from a 12-month duration plan to a 6-month duration plan, with new participation periods beginning in January and July of each year.

The 2000 ESPP currently provides for a total of 2,000,000 shares of the Company’s common stock for purchase by employees, subject to adjustment for certain changes in our capital (described under “Changes in Capital” below). The 2000 ESPP qualifies as an “employee stock purchase plan” under section 423 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), so that our employees may enjoy certain tax advantages (see “Certain Federal Income Tax Consequences” below).

On March 6, 2009, the Board of Directors, acting on the recommendation of the Compensation Committee, unanimously adopted an amendment to the 2000 ESPP, subject to approval by the shareholders, to increase the total number of shares of Common Stock on which options may be granted under the 2000 ESPP by 2,500,000, to 4,500,000. The Board of Directors recommends approval of this amendment to the 2000 ESPP to permit the issuance of this increased number of shares of Common Stock thereunder. The Board of Directors believes that this proposed increase is in the best interests of the Company and the shareholders. In the event this proposal is not approved by our shareholders, and as a consequence we are unable to continue to grant options at competitive levels, the Board of Directors believes that it will negatively affect our ability to meet our need for highly qualified personnel and our ability to manage future growth.

If this proposal is adopted, the first sentence of Section 5.01(a) of the 2000 ESPP would be amended to read, in its entirety, as follows:

“The maximum number of shares of Common Stock that may be issued under the Plan shall be 4,500,000 shares.”

This proposal summarizes the essential features of the 2000 ESPP, as it would be amended pursuant to this proposal. You should read the amended plan for a full statement of its terms and conditions. A copy of the 2000 ESPP may be obtained upon written request to our Investor Relations Department at 10420 Research Road SE, Albuquerque, New Mexico 87123.

Description of Material Features of the 2000 ESPP

Administration. The Board of Directors selects at least three of its members to serve on a Committee that administers the 2000 ESPP. Subject to limitations of applicable laws or rules, the Board of Directors may exercise the powers of the Committee, and, if no such committee exists, the Board of Directors will perform all the functions of the Committee. All decisions and actions of the Committee will be final and conclusive. Subject to limitations of applicable laws or rules, the Committee may delegate its administrative responsibilities and powers under the 2000 ESPP.

In addition to its other powers under the 2000 ESPP described in this summary, and subject to the express provisions of the 2000 ESPP, the Committee will have discretionary authority to:

•	interpret the 2000 ESPP and option agreements,
•	determine eligibility to participate in the 2000 ESPP,
•	adjudicate and determine all disputes arising under or in connection with the 2000 ESPP,

•	impose restrictions on ownership and transferability of the shares of our common stock underlying options granted under the 2000 ESPP
•	establish procedures for carrying out the 2000 ESPP, and
•	make all other determinations deemed necessary or advisable for administering the 2000 ESPP.

The Compensation Committee (which consists of Messrs. Gillen, Scott, and Bogomolny, each of whom is a director, but not an employee, of EMCORE) is presently responsible for managing the 2000 ESPP.

Eligibility. All full-time and part-time employees of EMCORE and those of our designated subsidiaries are eligible to participate in the 2000 ESPP, except:

an employee may not be granted an option under the 2000 ESPP if:

•	immediately after the grant of such option, the employee would own 5 percent or more of the vote or value of all classes of our stock or the stock of any of our subsidiaries, or
•
such option would permit the employee to purchase more than $25,000 of our stock (using the fair market value of our stock at the time the option is granted) under the 2000 ESPP (and any other employee stock purchase plan of us or our subsidiaries) per calendar year when the option is outstanding;

and the Committee may, in its discretion, exclude from participation in the 2000 ESPP employees who:

•      customarily work 20 or fewer hours per week,
•      customarily work 5 or fewer months per calendar year, or
•      are highly compensated employees (within the meaning of Section 414(q) of the Internal Revenue Code).

Since the effective date of the 2000 ESPP (and until the Committee determines otherwise), employees who customarily work 20 or fewer hours per week, or who customarily work 5 or fewer months per calendar year, have been ineligible to participate in the 2000 ESPP.

Approximately 650 employees are currently eligible to participate in the 2000 ESPP. In December 2008 (for the period from July 1, 2008 to December 31, 2008), employees participating in the 2000 ESPP purchased 468,080 shares of the Company’s common stock. In June 2008 (for the period from January 1, 2008 to June 30, 2008), employees participating in the 2000 ESPP purchased 120,791 shares of the Company’s common stock.

Terms of Options.

Options and Offering Periods. An option granted to an eligible employee under the 2000 ESPP allows the employee to use payroll deductions accumulated during successive six-month offering periods to purchase shares of our common stock at the end of each offering period. The option price of the shares is the lesser of 85 percent of our common stock's fair market value on the first day of the offering period or the last day of the offering period. Offering periods begin on the first trading date on or after January 1 and July 1, and end on the last trading date on or before June 30 and December 31 of each calendar year, while the 2000 ESPP is in effect. The Committee may change the commencement and duration of offering periods under the 2000 ESPP. Our Board of Directors also may terminate a pending offering period, in which case payroll deductions that have accumulated in participants' accounts (see “Payroll Deductions” below) will be used to exercise outstanding options or returned to the appropriate participants, as determined by the Board of Directors, in its discretion.

Participation. Each eligible employee decides for himself or herself whether to participate or not participate in the 2000 ESPP during each offering period. An eligible employee may elect to enroll in the 2000 ESPP by filing an agreement with the Company’s payroll office before the first day of the applicable offering period.

Payroll Deductions. A participant's agreement must specify the percentage, from 1 to 10 percent, to be deducted from his or her compensation (as defined in the 2000 ESPP) on each payroll date during the offering period. Payroll deductions will be credited to a bookkeeping account in the participant’s name. The Company does not set aside any assets with respect to such participant accounts, and such accounts do not bear interest. A participant may decrease his or her contribution rate no more than once each offering period. The Committee may limit the number of participants who change their contribution rates during any offering period and may, subject to certain limitations in the 2000 ESPP, decrease the contribution rate of any participants. Except in the event of a change in control of EMCORE (as described under “Changes in Capital” below), participants are not permitted to make contributions to their accounts under the 2000 ESPP otherwise than through payroll deductions as described above.

Exercise of Option. Unless a participant provides the Company with written notice or withdraws from the 2000 ESPP, his or her option will be automatically exercised on the last day of the offering period to purchase the maximum number of full shares of our common stock that can be purchased at the applicable option price using the accumulated payroll deductions in the participant's account. The 2000 ESPP sets forth certain limitations on the number of shares that a participant may purchase in a single offering period. Any excess payroll deductions remaining in a participant’s account after exercise of his or her option will be returned to the participant, without interest, and may not be used to exercise options granted under the 2000 ESPP in any subsequent offering period (except for any excess funds attributable to the inability to purchase a fractional share, which will be retained in the participant's account for a subsequent offering period or may be withdrawn by the participant).

Withdrawal/Termination of Employment. A participant may withdraw from the 2000 ESPP at any time, receiving payment of his or her accumulated payroll deductions and ceasing further payroll deductions, by providing the Company with written notice to withdraw. If a participant so terminates his or her employment, such participant will be considered to have withdrawn from the 2000 ESPP. A leave of absence in excess of 90 days without a guaranteed right to reemployment will be considered a termination of employment for purposes of the 2000 ESPP. When a participant withdraws from the 2000 ESPP, his or her unexercised options will automatically terminate, and we will return to the participant all accumulated payroll deductions in his or her account.

Transferability of Options. No one other than the participant who receives an option under the 2000 ESPP may exercise such option during such participant’s lifetime. Participants are not entitled to transfer, assign or otherwise dispose of their payroll deductions or rights to exercise options or receive common stock under the 2000 ESPP, except, in the event of a participant’s death, by will, the laws of descent and distribution or to the deceased participant’s designated beneficiary.

Changes in Capital. In the event of certain changes in our outstanding common stock or capital structure, such as a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, or corporate separation or division, or change in the number of shares of our capital stock effected without receipt of full consideration, the Committee may, in its discretion, make appropriate adjustments or substitutions with respect to the following to reflect equitably the effects of such changes to participants in the 2000 ESPP:

•	the number, class and kind of shares available under the 2000 ESPP,
•	the number, class and kind of shares covered by outstanding options,
•	the maximum number of shares that a participant may purchase during an offering period,
•	the option prices of outstanding options, and
•	any other necessary characteristics or terms of the 2000 ESPP or the options.

If a “change in control” of EMCORE (as defined in the 2000 ESPP) occurs, the 2000 ESPP gives the Committee discretion to:
•
terminate the pending offering period and permit each participant to make a one-time cash contribution equal to the amount that the Committee determines such participant would have contributed under the 2000 ESPP through payroll deductions until the otherwise scheduled end of the pending offering period and use the accumulated payroll deductions to exercise outstanding options; or

•
terminate each participant's options in exchange for a cash payment equal to (a) the balance of the participant's account under the 2000 ESPP,  plus  (b) the highest value of the consideration received for a share of our common stock in the change in control transaction (or, if greater, the highest fair market value of a share of our common stock during the 30 consecutive trading days prior to the closing or expiration date of the change in control transaction), less the option price of the participant's option (determined as if the option were exercised on the closing or expiration date of the change in control transaction), multiplied by the number of full shares of our common stock that the participant could have purchased immediately prior to the change in control with the then outstanding balance of the participant's account under the 2000 ESPP.

Tax Withholding Obligations. If any taxes are required to be withheld when a participant exercises his or her option, or when shares are issued under the 2000 ESPP or disposed of by a participant, we may, as a condition to delivery of stock certificates under the 2000 ESPP, require that the participant remit to us the amount necessary to satisfy such taxes, or we may make other arrangements, including withholding from the participant’s compensation or other amounts due to such participant, to satisfy such taxes.

Amendment and Termination of the 2000 ESPP. Our Board of Directors may terminate, discontinue, amend or suspend the 2000 ESPP at any time. However, without approval of the shareholders, the Board of Directors may not:

•	increase the maximum number of shares that we may issue under the 2000 ESPP, or that a participant may purchase in any offering period (except as described under "Changes in Capital" above);
•	change the class of employees eligible to receive options under the 2000 ESPP (except for the designation of any subsidiaries whose employees will be eligible to participate in the 2000 ESPP); or
•	change the formula by which the option price is determined under the 2000 ESPP.

Except for an amendment or termination described under “Changes in Capital” above, or in the last sentence of the portion of this summary under “Terms of Options - Options and Offering Periods,” above, no amendment or termination of the 2000 ESPP may materially adversely affect the existing rights of any participant under his or her option without such participant’s consent.

Certain Federal Income Tax Consequences. The following is a brief summary of certain significant United States Federal income tax consequences under the Internal Revenue Code, as in effect on the date of this summary, applicable to EMCORE and employees in connection with participation and purchase of shares of our common stock under the 2000 ESPP. This summary is not intended to be exhaustive, and among other things, does not describe state, local or foreign tax consequences, or the effect of gift, estate or inheritance taxes. References to “EMCORE” and “us” in this summary of tax consequences mean EMCORE Corporation or any subsidiary of EMCORE Corporation that employs an employee who participates in the 2000 ESPP, as the case may be.

An employee will not recognize any taxable income upon an election to participate in the 2000 ESPP and receipt of an option to purchase stock under the 2000 ESPP. The amounts deducted from the salary of an employee who participates in the 2000 ESPP will constitute ordinary income taxable to the employee. The 2000 ESPP is intended to qualify for the favorable income tax consequences of Section 423 of the Internal Revenue Code. As such, no income tax consequences will arise for an employee when shares of our common stock are purchased by exercising such employee’s option under the 2000 ESPP. The employee receives a tax basis in the shares purchased equal to his or her payroll deductions used to exercise the option.

If such an employee does not dispose of the shares purchased upon exercise of his or her option under the 2000 ESPP until at least eighteen months after the grant date of the employee’s option (i.e., the first day of the offering period) and one year after the date of such purchase, and if such employee remains an employee of EMCORE at all times from the grant date of such option to the day three months before such exercise, or if the employee dies while owning such shares, the employee will recognize taxable ordinary income upon disposition of such shares, or death, equal to the lesser of the excess of the fair market value of the shares when the option was granted (i.e., the first day of the offering period) over the purchase price paid for such shares or the excess of the fair market value of such shares at the time of such disposition or death over the purchase price paid for the shares. EMCORE is not entitled to a tax deduction with respect to any such disposition. Any such ordinary income recognized by an employee upon disposition of his or her shares will increase the employee’s basis in such shares, for purposes of computing capital gain thereon. Any proceeds received for the shares in excess of such adjusted basis will be taxable as capital gain. If an employee sells such shares for less than the purchase price paid, he or she will recognize no such ordinary income, and such employee will have a capital loss equal to the difference between the sale price and the purchase price previously paid.

If an employee disposes of shares purchased under the 2000 ESPP before meeting the requisite holding periods described in the preceding paragraph, that employee will be required to report taxable ordinary income at the time of such disposition to the extent of the difference between the fair market value of such shares on the date of purchase and the purchase price paid. EMCORE will generally be allowed a tax deduction equal to the amount of such ordinary income so reported by such employee. The basis of an employee in such shares acquired under the 2000 ESPP will be increased by such amount reported as ordinary income by such employee upon disposition of such shares. Any proceeds received for the shares in excess of such employee’s adjusted basis will be taxable as capital gain; if such adjusted basis exceeds the amount received for such shares, such excess will be a capital loss.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE INCREASE IN SHARES AVAILABLE UNDER THE 2000 EMPLOYEE STOCK PURCHASE PLAN IN ACCORDANCE WITH PROPOSAL III.

PROPOSAL IV:
TO APPROVE AN INCREASE IN THE NUMBER OF SHARES AVAILABLE
UNDER EMCORE’S 2000 STOCK OPTION PLAN

On November 8, 1999, the Board of Directors adopted the EMCORE Corporation 2000 Stock Option Plan (the “2000 Plan”). The 2000 Plan became effective upon its approval by the Company’s shareholders at the 2000 Annual Meeting. It was amended by a vote of the shareholders at the Company’s 2001 Annual Meeting to increase the number of shares of Common Stock on which options could be granted by 3,300,000, to 4,750,000, amended a second time by a vote of the shareholders at the Company’s 2004 Annual Meeting to increase the number of shares of Common Stock on which options could be granted by 2,100,000 (for a maximum total of 6,850,000), amended a third time by a vote of the shareholders at the Company’s 2006 Annual Meeting to increase the number of shares of Common Stock on which options could be granted by 2,500,000 (for a maximum total of 9,350,000), and amended a fourth time by a vote of the shareholders at the Company’s 2008 Annual Meeting to increase the number of shares of Common Stock on which options could be granted by 3,500,000 (for a maximum total of 12,850,000).

At the 2009 Annual Meeting, the shareholders will be requested to approve an additional increase in the number of shares of Common Stock available for issuance under the 2000 Plan. As of the date of the 2009 Annual Meeting, we expect to have options for only approximately 1,146,786 shares authorized and available for issuance under the 2000 Plan. Furthermore, no shares are currently available for grant under the EMCORE Corporation 1995 Incentive and Non-Statutory Stock Option Plan (as amended, the “1995 Plan”). The 1995 Plan had allowed the grant of a total of 2,744,118 shares of Common Stock (on a post-split basis) pursuant to stock options and stock appreciation rights.

Our Company’s philosophy on employee compensation is to provide employees and management with equity participation linked to long-term stock price performance, while at the same time remaining sensitive to the potential impact on our other shareholders. We believe that offering broad-based equity compensation through stock options is critical to attracting and retaining the highest caliber employees. Employees with a stake in the future success of our business are motivated to achieve long-term growth and thus maximize shareholder value. Options have historically formed a significant portion of our employees’ overall compensation, and almost all of our current employees have received options. The purpose of this proposal is to provide sufficient reserves of shares, based on our current business plans, to ensure the Company’s ability to continue to provide new hires, employees and management with an equity stake in the Company over the next year.

Accordingly, on March 6, 2009, the Compensation Committee unanimously adopted an amendment to the 2000 Plan, subject to approval by the shareholders, to increase the total number of shares of Common Stock on which options may be granted under the 2000 Plan by 3,000,000, to 15,850,000. The Board of Directors recommends approval of this amendment to the 2000 Plan to permit the issuance of this increased number of shares of Common Stock thereunder. The Board of Directors believes that this proposed increase is in the best interests of the Company and the shareholders. In the event this proposal is not approved by our shareholders, and as a consequence we are unable to continue to grant options at competitive levels, the Board of Directors believes that it will negatively affect our ability to meet our need for highly qualified personnel and our ability to manage future growth.

If this proposal is adopted, the third sentence of Section 4(a) of the 2000 Plan would be amended to read, in its entirety, as follows:

“The total number of shares of Stock that may be delivered pursuant to Options granted under the Plan is 15,850,000, plus any shares of Stock subject to a stock option granted under the Predecessor Plan which for any reason expires or is terminated or canceled without having been fully exercised by delivery of shares of Stock; provided, however, that the number of shares of Stock that may be delivered pursuant to Incentive Stock Options under the Plan is 15,850,000, without application of paragraph 4(d) of this Section 4.”

Other key features of the 2000 Plan and significant historical option grant information are as follows:

•	The 2000 Plan and the 1995 Plan were both approved by the Company’s shareholders;
•	The 2000 Plan is administered solely by the Compensation Committee, which is composed entirely of independent directors;
•
It is the Company’s policy only to grant options under the 2000 Plan that have an exercise price equal to or greater than the fair market value (as defined in the 2000 Plan, as amended) of our Common Stock at the date of grant;

•	It is the Company’s policy to grant options with a five-year vesting schedule for first-time grants;
•	The 2000 Plan authorizes only the grant of options; and
•	The 2000 Plan does not include any automatic share reserve increase provision (i.e., any “evergreen” provision).

In connection with our internal review of our historical stock option granting practices, on November 13, 2006, the Board of Directors adopted a revised Incentive Stock Option Grant Policy that provided that:

•	non-administrative grant responsibilities other than with respect to new-hire options are to be set by the Compensation Committee;
•
all new-hire options be issued the later of an employee’s first day of employment, or where applicable, the date the Compensation Committee approved the terms of the new-hire grant and have an exercise price of not less than 100% of the fair market value of the Company’s stock on that date.  The Board will conduct a review of all new-hire grants to ensure compliance with the Company’s policies and procedures;

•	the grant date for all options awarded to employees other than new-hire options is the date on which the Compensation Committee meets and approves the grants;
•	the exercise price of options other than new hire-options should be set at the closing price of the Common Stock of the Company on the date on which the Compensation Committee approves the grants;
•
the Company should, with respect to annual retention grants to employees, maintain the practice of awarding retention grants to senior management on the same date and with the same exercise price as retention grants awarded to non-senior management employees;

•	no additions or modifications to option grants should be permitted after the Compensation Committee has approved the option grants; and
•	all grants are to be communicated to employees as soon as reasonably practicable after the grant date.

Effective October 1, 2005, the first day of fiscal 2006, EMCORE adopted SFAS No. 123(R), Share-Based Payment (Revised 2004), on a modified prospective basis. As a result, EMCORE will now include stock-based compensation costs in its results of operations for the fiscal quarter ended December 31, 2005 and subsequent reporting periods.

This proposal summarizes the essential features of the 2000 Plan, as it would be amended pursuant to this proposal. You should read the amended plan for a full statement of its terms and conditions. A copy of the 2000 Plan may be obtained upon written request to our Investor Relations Department at 10420 Research Road, SE, Albuquerque, New Mexico 87123.

DESCRIPTION OF MATERIAL FEATURES OF THE 2000 PLAN

The purpose of the 2000 Plan is to enable us to grant stock options to eligible officers, employees, non-employee directors and consultants at levels we believe will motivate superior performance and help us attract and retain outstanding personnel. We believe that providing our key personnel with stock option incentives will enhance our long-term performance.

The 2000 Plan became effective at the 2000 Annual Meeting. As previously amended, the 2000 Plan currently provides for the grant of options to purchase a total of up to 12,850,000 shares of Common Stock (subject to adjustment for certain changes in our capital, as described below under “Changes in Capital”).

Administration. The Compensation Committee has the exclusive discretionary authority to operate, manage and administer the 2000 Plan in accordance with its terms. The Compensation Committee’s decisions and actions concerning the 2000 Plan are final and conclusive. Within the limitations of the 2000 Plan and applicable laws and rules, the Compensation Committee may allocate or delegate its administrative responsibilities and powers under the 2000 Plan, and our Board of Directors is permitted to exercise all of the Compensation Committee’s powers under the 2000 Plan.

In addition to its other powers under the 2000 Plan described in this summary, the Compensation Committee has the following authorities and powers under the 2000 Plan in accordance with its terms:

●	to determine which eligible employees, officers, directors and/or consultants will receive options under the 2000 Plan and the number of shares of Common Stock covered by each such option;
●	to establish, amend, waive and rescind rules, regulations and guidelines for carrying out the 2000 Plan;
●
to establish, administer and waive terms, conditions, performance criteria, restrictions, or forfeiture provisions, or additional terms, under the 2000 Plan, or applicable to options granted under the 2000 Plan;

●	to accelerate the vesting or exercisability of options granted under the 2000 Plan;
●	to offer to buy out outstanding options granted under the 2000 Plan;
●	to determine the form and content of the option agreements which represent options granted under the 2000 Plan;
●	to interpret the 2000 Plan and option agreements;
●	to correct any errors, supply any omissions and reconcile any inconsistencies in the 2000 Plan and/or any option agreements; and
•	to take any actions necessary or advisable to operate and administer the 2000 Plan.

Currently, the Compensation Committee consists of Messrs. Gillen, Scott, and Bogomolny, each of whom is a director, but not an employee, of EMCORE.

Shares Subject to the 2000 Plan; Limitations on Grants of Options. If this proposal is approved by the shareholders, a total of 15,850,000 shares of Common Stock would be available for delivery upon exercise of options granted under the 2000 Plan, subject to adjustment for certain changes in our capital (described below under “Changes in Capital”). The shares of Common Stock that may be delivered under the 2000 Plan consist of either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares that we have reacquired and hold as treasury shares. In addition, shares of Common Stock covered by options that terminate or are canceled before being exercised under the 2000 Plan or the 1995 Plan would be available for future options grants under the 2000 Plan. If any person exercises an option under the 2000 Plan or the 1995 Plan by paying the exercise price with shares of Common Stock which such person already owns, only the number of shares in excess of the shares so paid by such person will count against the total number of shares that may be delivered under the 2000 Plan. “Incentive Stock Options” (as described below under “Terms of Options—Types of Options”) covering no more than a total of 15,850,000 shares of Common Stock may be granted under the 2000 Plan.

No more than 600,000 shares of Common Stock (subject to adjustment for certain changes in our capital (described below under “Changes in Capital”)) may be subject to options granted under the 2000 Plan to a single recipient during a 12-month period.

Participation. The Compensation Committee may grant options under the 2000 Plan to our officers, employees, directors (including non-employee directors) and consultants, as well as those of our affiliates. Our affiliates, for purposes of the 2000 Plan, are generally entities in which we have, directly or indirectly, greater than 50 percent ownership interest, or which have a more than 50 percent direct or indirect ownership interest in us, or any other entity in which we have a material equity interest that the Compensation Committee designates as an affiliate for purposes of the 2000 Plan. Only employees of EMCORE and its subsidiaries (as defined in the 2000 Plan) are eligible to receive “incentive stock options” under the 2000 Plan, however.

All of our employees (currently approximately 650 in number), including all of our executive officers (5 in number, of whom 2 are also directors), are eligible to receive options under the 2000 Plan. The individuals to whom additional options will be granted under the 2000 Plan, and the amounts of such individual grants, have not been determined, but it is anticipated that, among others, all of our Named Executive Officers, will receive such additional options under the 2000 Plan. Options are granted on a discretionary basis as approved by the Compensation Committee.

TERMS OF OPTIONS.

Types of Options. Additional options to be granted under the 2000 Plan will be either “incentive stock options,” which are intended to receive special tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or options other than incentive stock options (referred to as “non-qualified options”), as determined by the Compensation Committee and stated in the applicable option agreement.

Option Price. The Compensation Committee determines the option exercise price of each option granted under the 2000 Plan at the time of grant. However, the per-share exercise price of an “incentive stock option” granted under the 2000 Plan must be at least equal to 100 percent of the fair market value of Common Stock (as defined in the 2000 Plan, as amended) on the date such incentive stock option is granted. On March 6, 2009, the fair market value of a share of Common Stock was $0.54.

Payment. The option exercise price of any options granted under the 2000 Plan may be paid in any legal manner prescribed by the Compensation Committee. The method of payment includes a “cashless exercise” program if the Compensation Committee elects to establish such a program, or use of shares of Common Stock already owned for at least six months by the person exercising an option, subject in any case to whatever conditions or limitations the Compensation Committee may prescribe. Any cash proceeds that we receive upon the exercise of options granted under the 2000 Plan constitute general funds of EMCORE.

Exercise of Options. The Compensation Committee determines, as set forth in the applicable option agreements, the times or conditions upon which options granted under the 2000 Plan may be exercised, and any events that will cause such options to terminate. Each option granted under the 2000 Plan will expire on or before ten years following the date such option was granted. In general, options granted under the 2000 Plan also terminate when the recipient’s service as a director, employee or consultant of EMCORE or its affiliates terminates; however, the Compensation Committee may permit an option that has not otherwise expired to be exercised after such a termination of service as to all or part of the shares covered by such option. A recipient may elect to defer until a later date delivery of shares otherwise deliverable upon exercise of such recipient’s option, if permitted by the Compensation Committee.

Transferability of Options. Options granted under the 2000 Plan are, in general, only exercisable during the lifetime of the recipient by him or her. A deceased recipient’s options are, however, transferable by will or the laws of descent and distribution or to a designated beneficiary of such recipient. The Compensation Committee may permit the recipient of a non-qualified option under the 2000 Plan to transfer such option during his or her lifetime, subject to such terms and conditions as the Compensation Committee may prescribe.

Changes in Capital. In order to preserve the benefits or potential benefits intended to be made available under the 2000 Plan or outstanding options, or as otherwise necessary, the Compensation Committee may, in its discretion, make appropriate adjustments in (a) the number, class and kind of shares available under the 2000 Plan, (b) the limit on the number of shares of Common Stock that can be subject to options granted to a single recipient during a 12-month period, and (c) the number, class, kind and price of shares under each outstanding option, in the event of changes in our outstanding Common Stock resulting from certain changes in our corporate structure or capitalization, such as the payment of a stock dividend, a stock split, a recapitalization, reorganization, merger or consolidation (whether or not EMCORE is the surviving corporation), a spin-off, liquidation or other substantial distribution of assets or the issuance of our stock for less than full consideration, or rights or convertible securities with respect to our stock.

In the event of a “change in control” of EMCORE (as defined in the 2000 Plan), all options then outstanding under the 2000 Plan will be accelerated and become immediately exercisable in full. The 2000 Plan gives the Compensation Committee discretion, in the event of such a change in control transaction, to substitute for shares of Common Stock subject to options outstanding under the 2000 Plan shares or other securities of the surviving or successor corporation, or another corporate party to the transaction, with approximately the same value, or to cash out outstanding options based upon the highest value of the consideration received for Common Stock in such transaction, or, if higher, the highest fair market value of Common Stock during the 30 business days immediately prior to the closing or expiration date of such transaction, reduced by the option exercise price of the options cashed out. The Compensation Committee may also provide that any options subject to any such acceleration, adjustment or conversion cannot be exercised after such a change in control transaction. If such a change in control transaction disqualifies an employee’s incentive stock options from favorable “incentive stock option” tax treatment under the Internal Revenue Code or results in the imposition of certain additional taxes on such an employee, we may, in the Compensation Committee’s discretion, make a cash payment that would leave such an employee in the same after-tax position that he or she would have been in had such disqualification not occurred, or to otherwise equalize such employee for such taxes.

Tax Withholding Obligations. Recipients who exercise their options under the 2000 Plan are required to pay, or make other satisfactory arrangements to pay, tax withholding obligations arising under applicable law with respect to such options. Such taxes must be paid in cash by a recipient, or, if the Compensation Committee permits, a recipient may elect to satisfy all or a part of such tax obligations by requesting that we withhold shares otherwise deliverable upon the exercise of his or her option and/or by tendering shares of Common Stock already owned by such recipient for at least six months. We may also, in accordance with applicable law, deduct any such taxes from amounts that are otherwise due to such a recipient.

Amendment and Termination of the 2000 Plan. Our Board of Directors may amend, alter, suspend or terminate the 2000 Plan. However, the Board of Directors will be required to obtain approval of the shareholders, if such approval is required by any applicable law (including requirements relating to incentive stock options) or rule, of any amendment of the 2000 Plan that would:

•
except in the event of certain changes in our capital (as described above under “Changes in Capital”), increase the number of shares of Common Stock that may be delivered under the 2000 Plan, or that may be subject to options granted to a single recipient in a 12-month period;

•	decrease the minimum option exercise price required by the 2000 Plan;
•	change the class of persons eligible to receive options under the 2000 Plan; or
•	extend the duration of the 2000 Plan or the exercise period of any options granted under the 2000 Plan.

Accordingly, a vote of the shareholders is required for the amendment to the 2000 Plan contemplated by this proposal.

The Compensation Committee may amend outstanding options. However, no such amendment or termination of the 2000 Plan or amendment of outstanding options may materially impair the previously accrued rights of any recipient of an option under the 2000 Plan without his or her written consent.

The 2000 Plan will terminate on February 16, 2010, unless the 2000 Plan is terminated earlier by our Board of Directors or due to delivery of all shares of Common Stock available under the 2000 Plan; however, any options outstanding when the 2000 Plan terminates will remain outstanding until such option terminates or expires.

Certain Federal Income Tax Consequences. The following is a brief summary of certain significant United States Federal income tax consequences, under the Internal Revenue Code, as in effect on the date of this summary, applicable to EMCORE and recipients of options under the 2000 Plan (who are referred to in this summary as “optionees”) in connection with the grant and exercise of options under the 2000 Plan. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or foreign tax consequences, or the effect of gift, estate or inheritance taxes. References to “EMCORE” and “us” in this summary of tax consequences mean EMCORE Corporation or any affiliate of EMCORE Corporation that employs an optionee, as the case may be.

The grant of stock options under the 2000 Plan will not result in taxable income to optionees or an income tax deduction for us. However, the transfer of Common Stock to optionees upon exercise of their options may or may not give rise to taxable income to the optionees and tax deductions for us, depending upon whether the options are “incentive stock options” or non-qualified options.

The exercise of a non-qualified option generally results in immediate recognition of ordinary income by the optionee and a corresponding tax deduction for us in the amount by which the fair market value of the shares of Common Stock purchased, on the date of such exercise, exceeds the aggregate option price. Any appreciation or depreciation in the fair market value of such shares after the date of such exercise will generally result in a capital gain or loss to the optionee at the time he or she disposes of such shares.

In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for us at any time unless the optionee disposes of the Common Stock purchased thereby within two years of the date such incentive stock option was granted or one year of the date of such exercise (known as a “disqualifying disposition”). If these holding period requirements under the Internal Revenue Code are satisfied, and if the optionee has been an employee of us at all times from the date of grant of the incentive stock option to the day three months before such exercise (or twelve months in the case of termination of employment due to disability), then such optionee will recognize any gain or loss upon disposition of such shares as capital gain or loss. However, if the optionee makes a disqualifying disposition of any such shares, he or she will generally be obligated to report as ordinary income for the year in which such disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the option price paid for such shares. We would be entitled to a tax deduction in the same amount so reported by such optionee. Any additional gain realized by such optionee on such a disqualifying disposition of such shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the optionee.

Under Section 162(m) of the Internal Revenue Code, we may be limited as to Federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our Chief Executive Officer or any one of our other four highest paid executive officers who are employed by us on the last day of our taxable year. However, certain “performance-based compensation” the material terms of which are disclosed to and approved by our shareholders is not subject to this deduction limitation. We have structured the 2000 Plan with the intention that compensation resulting from options granted under the 2000 Plan will be qualified performance-based compensation and, assuming shareholder approval of the 2000 Plan, deductible without regard to the limitations otherwise imposed by Section 162(m) of the Internal Revenue Code.

Under certain circumstances, accelerated vesting or exercise of options under the 2000 Plan in connection with a “change in control” of EMCORE might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Internal Revenue Code. To the extent it is so considered, the optionee would be subject to an excise tax equal to 20 percent of the amount of the excess parachute payment, and we would be denied a tax deduction for the excess parachute payment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE INCREASE IN SHARES AVAILABLE UNDER THE 2000 STOCK OPTION PLAN IN ACCORDANCE WITH PROPOSAL IV.

GENERAL MATTERS

Annual Report on Form 10-K and Financial Statements

The Company’s 2008 Annual Report on Form 10-K is being mailed to the Company’s shareholders together with this Proxy Statement. Additional exhibits to the Form 10-K not included in this mailing will be furnished upon written request directed to the Company at 10420 Research Road, SE, Albuquerque, New Mexico 87123, Attention: Investor Relations. The Company’s 2008 Annual Report on Form 10-K (including amendments and exhibits thereto) and this Proxy Statement are also available on the Company’s website (www.emcore.com).

Shareholder Proposals

Shareholder proposals intended to be presented at the 2010 Annual Meeting of Shareholders, including nominations for the Company’s Board of Directors, must be received by the Company by November 4, 2009. Proposals may be mailed to the Company, to the attention of Keith J. Kosco, Secretary, 10420 Research Road, SE, Albuquerque, New Mexico 87123. Proposals must comply with all applicable SEC rules.

Delivery of Documents to Shareholders Sharing an Address

The Company will deliver only one Annual Report and Proxy Statement to shareholders who share a single address unless we have received contrary instructions from any shareholder at the address. In that case, we will deliver promptly a separate copy of the Annual Report and/or Proxy Statement. For future deliveries, shareholders who share a single address can request a separate copy of the Company’s annual report and/or proxy statement. Similarly, if multiple copies of the annual report and proxy statement are being delivered to a single address, shareholders can request a single copy of the annual report and proxy statement for future deliveries. To make a request, please write to Keith J. Kosco, Secretary, EMCORE Corporation, 10420 Research Road, SE, Albuquerque, New Mexico 87123.

Other Matters

The Board of Directors knows of no other business which will be presented at the meeting. If, however, other matters are properly presented, the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their judgment on such matters.

By Order of the Board of Directors, /s/ Keith J. Kosco Keith J. Kosco, Esq. Secretary

EXHIBIT I TO PROXY STATEMENT

EMCORE CORPORATION
2000 EMPLOYEE STOCK PURCHASE PLAN
AMENDED February 13, 2006

ARTICLE I
ESTABLISHMENT

Purpose

The EMCORE Corporation 2000 Employee Stock Purchase Plan (the “Plan”) is hereby established by EMCORE Corporation (the “Company”), the purpose of which is to provide a method whereby employees of the Company or any Designated Subsidiary (as defined herein), will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock.  The Plan is also established to help promote the overall financial objectives of the Company’s stockholders by promoting those persons participating in the Plan to achieve long-term growth in stockholder equity. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).  The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code and the regulations promulgated thereunder.

ARTICLE II
DEFINITIONS

           The following words and phrases, as used herein, shall have the meanings indicated unless the context clearly indicates to the contrary:

2.01               Account shall mean the bookkeeping account established on behalf of a Participant to which is credited all contributions paid for the purpose of purchasing Common Stock under the Plan, and to which shall be charged all purchases of Common Stock, or withdrawals, pursuant to the Plan.  Such Account shall remain unfunded as described in Section 8.11 of the Plan.

2.02               Affiliate shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person.  Any “Relative” (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose.  Neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

2.03               Agreement shall mean, either individually or collectively, any subscription, enrollment and/or withholding agreement, in the form prescribed by the Committee, entered into pursuant to the Plan between the Company or a Designated Subsidiary and a Participant.  Such Agreement shall be an authorization for the Company or a Designated Subsidiary to withhold amounts from such Participant’s Compensation, at the Contribution Rate specified in the Agreement, to be applied to purchase Common Stock.

2.04               Beneficial Ownership (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

2.05               Beneficiary shall mean the person specified by a Participant in his or her most recent written designation that is filed with the Committee to receive any benefits under the Plan in the event of such Participant’s death, in accordance with Section 8.01.

2.06	Board shall mean the Board of Directors of the Company.

2.07               Change in Control shall mean the occurrence of any of the following:

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(a) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to awards granted under the Plan or compensatory options or other similar awards granted by the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this  Section 2.07(a), Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change in Control;

(b) the individuals who, immediately prior to the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company’s common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(c) the consummation of:

(1) a merger, consolidation or reorganization involving the Company unless:

(A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

(C) no Person, other than (i) the Company, (ii) any Related Entity (as defined in Section 2.20), (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Related Entity or (iv) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities (a transaction described in clauses (A) through (C) above is referred to herein as a “Non-Control Transaction”);

(2) a complete liquidation or dissolution of the Company; or

(3) an agreement for the sale or other disposition of all or substantially all of the assets or business of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

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Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to occur.

2.08               Commission shall mean the Securities and Exchange Commission or any successor entity or agency.

2.09               Committee shall mean the Plan Committee of the Board as described in Article VII.

2.10               Compensation shall mean, for the relevant period, (a) the total compensation paid in cash to a Participant by the Company and/or a Designated Subsidiary, including salaries, wages, commissions, overtime pay, shift premiums, bonuses, and incentive compensation, plus (b) any pre-tax  contributions made by a Participant under Section 401(k) or 125 of the Code.  Compensation shall exclude non-cash items, moving or relocation allowances, geographic hardship pay, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance or notice pay, fringe benefits, contributions (except as provided in clause (b) of the immediately preceding sentence) or benefits received under employee benefit or deferred compensation plans or arrangements, income attributable to stock options and similar items.

2.11               Common Stock shall mean shares of common stock of the Company, without par value, or the common stock of any successor to the Company, which is designated for the purposes of the Plan.

2.12               Contribution Rate shall be that rate of contribution of Compensation to the Plan stated in the Agreement, subject to determination in accordance with Article IV.

2.13               Designated Subsidiary shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

2.14               Effective Date shall mean April 1, 2000.

2.15               Eligible Employee shall mean any individual who is employed on a full-time or part-time basis by the Company or a Designated Subsidiary on an Enrollment Date, except that the Committee in its sole discretion may exclude:

(i)	employees whose customary employment is not more than 20 hours per week;
(ii)	employees whose customary employment is for not more than five months in any calendar year; and
(iii)	employees who are considered to be a highly compensated employee of the Company or Designated Subsidiary within the meaning of Section 414(q) of the Code.

As of the Effective Date, and unless and until the Committee determines otherwise, only those employees described in Section 2.15(i) and (ii) are excluded from the class of Eligible Employees.

2.16           Enrollment Date shall mean the first day of each Offering Period.

2.17           Exchange Act means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

2.18           Exercise Date shall mean the last day of each Offering Period.

2.19           Fair Market Value of a share of Common Stock as of a given date shall mean:  (i) if the Common Stock is listed or admitted to trading on an established stock exchange (including, for this purpose, the Nasdaq National Market), the mean of the highest and lowest sale prices for a share of the Common Stock on the composite tape or in Nasdaq National Market trading as reported in The Wall Street Journal (or, if not so reported, such other nationally recognized reporting source as the Committee shall select) for such date, or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; (ii) if the Common Stock is not then listed or admitted to trading on such a stock exchange, the mean of the closing representative bid and asked prices for the Common Stock on such date as reported by the Nasdaq Small Cap Market or, if not so reported, by the OTC Bulletin Board (or any successor or similar quotation system regularly reporting the market value of the Common Stock in the over-the-counter market), or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; or (iii) in the event neither of the valuation methods provided for in clauses (i) and (ii) above are  practicable, the fair market value of a share of Common Stock determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of such date.

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2.20           Non-Control Acquisition shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a “Related Entity”), (2) the Company or any Related Entity, (3) any of Thomas Russell, The AER Trust 1997, Robert Louis-Dreyfus, Gallium Enterprises, Inc. and Reuben Richards, or (4) any Person in connection with a Non-Control Transaction.

2.21           Offering Period shall mean a period as determined by the Committee during which a Participant’s Option may be exercised and the accumulated value of the Participant’s Account may be applied to purchase Common Stock.  Unless otherwise specified by the Committee, the initial Offering Period will begin on the Effective Date and end on the last Trading Day on or before December 31st of the same calendar year.   Thereafter, each successive Offering Period shall consist of twelve-month periods commencing on the first Trading Day on or after January 1st of each calendar year and ending on the last Trading Day on or before December 31st of such year.  The duration of Offering Periods may be changed by the Committee or the Board pursuant to Section 3.06 or 5.04.

2.22           Option shall mean the right to purchase the number of shares of Common Stock specified in accordance with the Plan at a price and for a term fixed in accordance with the Plan, and subject to such other limitations and restrictions as may be imposed by the Plan or the Committee in accordance with the Plan.

2.23           Option Price shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or Exercise Date, whichever is lower.

2.24           Participant shall mean an Eligible Employee who satisfies the eligibility conditions of Article III, and to whom an Option has been granted by the Committee under the Plan.

2.25           Person shall mean “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

2.26           Plan Year shall mean the period of twelve (12) or fewer consecutive months commencing on the Effective Date and ending on December 31st of the same calendar year, and the twelve (12) consecutive month period ending the last day of each December of each calendar year thereafter.  The Committee may at any time designate another period as the Plan Year.

2.27           Reserves shall mean the number of shares of Common Stock covered by each Option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under an Option.

2.28           Securities Act shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

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2.29           Subsidiary shall mean any present or future corporation, domestic or foreign, which is or would be a “subsidiary corporation,” as defined under Section 424(f) of the Code, of the Company.

2.30           Trading Day shall mean a day on which national stock exchanges are open for trading.

2.31           Voting Securities shall mean all outstanding voting securities of the Company entitled to vote generally in the election of the Board.

ARTICLE III
ELIGIBILITY AND PARTICIPATION

3.01	Initial Eligibility

Any individual who is otherwise an Eligible Employee and who is employed with the Company or a Designated Subsidiary on the Effective Date or becomes employed with the Company or a Designated Subsidiary after the Effective Date and is otherwise an Eligible Employee, may participate in the Plan immediately beginning with the first Offering Period that occurs concurrent with or next following either the Effective Date or that individual’s initial date of such employment.

3.02         Leave of Absence

For purposes of the Plan, an individual’s employment relationship is still considered to be continuing intact while such individual is on sick leave, or other leave of absence approved by the Committee or the Participant’s supervisor; provided, however, that if the period of leave of absence exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

3.03	Eligibility Restrictions

Notwithstanding any provisions of the Plan to the contrary, no employee of the Company or a Designated Subsidiary shall be granted an Option under the Plan:
(a)
if, immediately after the Option is granted, applying the rules under Section 424(d) of the Code to determine Common Stock ownership, such employee would own, immediately after the Option is granted, five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary; or

(b)
which permits such employee’s rights to purchase stock under the Plan and any other employee stock purchase plans of the Company or any Subsidiary to accrue at a rate that exceeds $25,000 (or such other amount as may be adjusted from time to time under applicable provisions of the Code or Regs) in Fair Market Value of Common Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.

3.04	Participation

(a)           An Eligible Employee may commence participation by completing an Agreement authorizing payroll deductions and filing it with the payroll office of the Company prior to the applicable Enrollment Date.  Such an Eligible Employee is referred to as a Participant.

(b)           Any payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Article VI.

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3.05	Option Grant

On the Enrollment Date of each Offering Period, each Participant participating in the Offering Period shall be granted an Option to purchase on the Exercise Date of such Offering Period (at the appropriate Option Price) up to a number of shares of Common Stock as determined by dividing the particular Participant’s payroll deductions that have accumulated prior to such Exercise Date and retained in such Participant’s Account as of that Exercise Date by the appropriate Option Price.  Such purchase of shares of Common Stock shall be subject to the limitations under Sections 3.03 and 3.09.  Exercise of the Option shall occur as provided in Section 3.07, unless the Participant has withdrawn as provided in Article VI.  The Option shall expire on the last day of the Offering Period.  The Committee may determine that there shall be no Options granted under the Plan for any particular Plan Year.

3.06	Offering Period

The Plan shall be implemented by consecutive Offering Periods of Common Stock.  Each Agreement shall specify the Offering Period for which the Option is granted, which shall be determined by the Committee in accordance with the Plan.  The Committee shall have the authority to change the duration of Offering Periods, including the commencement dates thereof, with respect to future offerings without approval of the Company’s stockholders.  Under such circumstances, any change to the Offering Periods shall be announced at least ten (10) days prior to the scheduled beginning of the initial Offering Period to be affected.  In no event, however, shall an Offering Period extend beyond the period permitted under Section 423(b)(7) of the Code.

3.07	Exercise of Option

Unless a Participant provides written notice to the Company, or withdraws from the Plan as provided in Article VI, his Option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the Option shall be purchased for such Participant at the applicable Option Price, using the accumulated payroll deductions in his Account, subject to the limitations under Sections 3.03 and 3.09.  No fractional shares shall be purchased.  Any payroll deductions accumulated in an Account that are not sufficient to purchase a full share of Common Stock shall be retained in the Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Article VI.  Any other monies remaining in a Participant’s Account after the Exercise Date shall be returned to the Participant or his Beneficiary in cash, without interest.  During a Participant’s lifetime, such Participant’s Option is exercisable only by such Participant.

3.08	Delivery of Stock

(a)           As promptly as practical after each Exercise Date on which a purchase of Common Stock occurs, the Company shall arrange the delivery to each Participant, or his Beneficiary, of a certificate representing the shares of Common Stock purchased upon exercise of such Participant’s Option, except that the Committee may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Committee unless the Participant has delivered to the Committee a written election that certificates representing such shares be issued to him.  Shares of Common Stock issued upon exercise of an Option and delivered to or for the benefit of a Participant or Beneficiary will be registered in the name of such Participant or Beneficiary, as the case may be.  Alternatively, at the direction of a Participant through written notice to the Committee at least ten (10) days prior to the applicable Exercise Date, such shares shall be registered in the names of such Participant and one other person as may be designated by the Participant, as joint tenants with rights of survivorship, community property or as tenants by the entirety, to the extent permitted by applicable law.

(b)           The Committee may require a Participant or his Beneficiary to give prompt written notice to the Company concerning any disposition of shares of Common Stock received upon the exercise of such Participant’s Option within:  (i) two (2) years from the date of granting of such Option to such Participant, (ii) one (1) year from the transfer of such shares of Common Stock to such Participant, or (iii) such other period as the Committee may from time to time determine.

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3.09           Maximum Number of Shares

In no event shall the number of shares of Common Stock that a Participant may purchase during any one Offering Period under the Plan exceed the number of shares determined by (a) multiplying twenty percent (20%) of the amount of the Participant’s Compensation for the payroll period immediately preceding the date he is first granted an Option for such Offering Period by the number of payroll periods from such date to the end of such Offering Period, and (b) dividing that product by 85% of the Fair Market Value of a share of Common Stock on such date.

3.10           Withholding

At the time an Option is exercised, or at the time some or all of the Common Stock that is issued under the Plan is disposed of, the Company may withhold from any Compensation or other amount payable to the applicable Participant, or require such Participant to remit to the Company (or make other arrangements satisfactory to the Company, as determined in the Committee’s discretion, regarding payment to the Company of), the amount necessary for the Company to satisfy any Federal, state or local taxes required by law to be withheld with respect to the shares of Common Stock subject to such Option or disposed of, as a condition to delivery of any certificate or certificates for any such shares of Common Stock.  Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any Federal, state or local tax or withholding obligations with respect to such payments.

ARTICLE IV
PAYROLL DEDUCTIONS

4.01	Contribution Rate

(a)           At the time a Participant files an Agreement with the Committee authorizing payroll deduction, he may elect to have payroll deductions made on each payday during the Offering Period, and such Contribution Rate shall be a minimum of one percent (1%) and a maximum of ten percent (10%) of the Participant’s Compensation in effect on each payroll period during the Offering Period, unless the Committee determines otherwise in a manner applicable uniformly to all Participants.  The payroll deductions shall only be made in whole percentages of the Participant’s Compensation.  Participants may not make any separate cash payments outside payroll deductions under the Plan except as otherwise provided in Section 5.04(d) in the event of a Change in Control.

(b)           A Participant may discontinue his participation in the Plan as provided in Article VI, or may elect to decrease the rate of his payroll deductions during the Offering Period by filing a new Agreement with the Committee that authorizes a change in his Contribution Rate.  Such election by the Participant to decrease his Contribution Rate shall only be permitted once during each Offering Period.  The Committee may, in its discretion, in a fair and equitable manner, limit the number of Participants who change their Contribution Rate during any Offering Period.  Any such change in Contribution Rate accepted by the Committee shall be effective with the first full payroll period following ten (10) business days after the Committee’s receipt of the new Agreement authorizing the new Contribution Rate, unless the Committee elects to process a change in the Contribution Rate more quickly.  A Participant’s authorization to change his Contribution Rate shall remain in effect for successive Offering Periods unless terminated as provided in Article VI.

(c)           Notwithstanding the foregoing provisions of this Section 4.01, the Committee may decrease a Participant’s Contribution Rate, but not below zero percent, at any time during an Offering Period to the extent necessary to comply with Section 423(b)(8) of the Code or Section 3.03 of the Plan.  To the extent necessary in such case, payroll deductions shall recommence at the rate provided in such Participant’s Agreement at the beginning of the first Offering Period that is scheduled to begin in the following Plan Year, unless the Participant withdraws from the Plan in accordance with Article VI.

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4.02           Participant Account

All payroll deductions made for a Participant shall be credited to his Account under the Plan.

4.03	Interest

No interest shall accrue on the payroll deductions of a Participant under the Plan.  In addition, no interest shall be paid on any and all money that is distributed to a Participant, or his Beneficiary, pursuant to the provisions of Sections 6.01 and/or 6.03.

ARTICLE V
COMMON STOCK

5.01	Shares Provided

(a)           The maximum number of shares of Common Stock that may be issued under the Plan shall be 2,000,000 shares.  This number is subject to an adjustment upon any changes in capitalization of the Company as provided in Section 5.04.

(b)           The Committee may determine, in its sole discretion, to include in the number of shares of Common Stock available under the Plan any shares of Common Stock that cease to be subject to an Option or are forfeited or any shares subject to an Option that terminates without issuance of shares of Common Stock actually being made to the Participant.

(c)           If the number of shares of Common Stock that Participants become entitled to purchase under the Plan is greater than the shares of Common Stock offered in a particular Offering Period or remaining available under the Plan, the available shares of Common Stock shall be allocated by the Committee among such Participants in such manner as the Committee determines is fair and equitable.

5.02           Participant Interest

The Participant shall have no interest as a shareholder, including, without limitation, voting or dividend rights, with respect to shares of Common Stock covered by his Option until such Option has been exercised in accordance with the Plan and his Agreement.

5.03	Restriction of Shares Upon Exercise

The Committee may, in its discretion, require as conditions to the exercise of any Option that the shares of Common Stock reserved for issuance upon the exercise of the Option shall have been duly listed upon a stock exchange, and that either:
(a)	a registration statement under the Securities Act with respect to the shares shall be effective, or
(b)
the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

5.04	Changes in Capital

(a)           Subject to any required action by the shareholders of the Company, upon changes in the outstanding Common Stock by reason of a stock split, reverse stock split, stock dividend, combination or exchange of shares, merger, recapitalization, consolidation, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), reorganization, reclassification, or increase or decrease in the number of shares of capital stock of the Company effected without receipt of full consideration therefor, or any other similar change affecting the

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Company’s capital structure, the Committee shall make appropriate adjustments, in its discretion, to, or substitute, as applicable, the number, class and kind of shares of stock available for Options under the Plan, outstanding Options and the Reserves, the maximum number of shares that a Participant may purchase per Offering Period, the Option Prices of outstanding Options and any other characteristics or terms of the Options or the Plan as the Committee shall determine are necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall be reasonably determined by the Committee.  Notice of any such adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment, whether or not such notice has been given, shall be effective and binding for all purposes of the Plan.

(b)           The existence of the Plan and any Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or a Subsidiary, any issue of debt, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or any Subsidiary, any sale or transfer of all or part of the Company’s or a Subsidiary’s assets or business or any other corporate act or proceeding.

(c)           The Board may at any time terminate an Offering Period then in progress and provide, in its discretion, that Participants’ then outstanding Account balances shall be used to purchase shares pursuant to Article III or returned to the applicable Participants.

(d)           In the event of a Change in Control, the Committee may, in its discretion:

(i)
permit each Participant to make a single sum payment with respect to his outstanding Option before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining until the Exercise Date, and provide for termination of the Offering Period then in progress and purchase of shares pursuant to Article III; or

(ii)
provide for payment in cash to each Participant of the amount standing to his Account plus an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Common Stock, or, if higher, the highest Fair Market Value of the Common Stock during the 30 consecutive Trading Days immediately prior to the closing date or expiration date of such transaction, less the Option Price of the Participant’s Option (determined for all purposes of this Section 5.04(d)(ii) using such closing or termination date as the Exercise Date in applying Section 2.23), multiplied by the number of full shares of Common Stock that could have been purchased for such Participant immediately prior to the Change in Control with the amount standing to his Account at the Option Price, and that all Options so paid shall terminate.

ARTICLE VI
WITHDRAWAL

6.01	General

By written notice to the Committee, at any time prior to the last day of any particular Offering Period, a Participant may elect to withdraw all of the accumulated payroll deductions in his Account at such time.  All of the accumulated payroll deductions credited to such withdrawing Participant’s Account shall be paid to such Participant promptly after receipt of his written notice of withdrawal.  In addition, upon the Participant’s written notice of withdrawal, the Participant’s Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares on behalf of such Participant shall be made for such Offering Period.  If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Committee a new Agreement authorizing payroll deductions.

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6.02           Effect on Subsequent Participation

A Participant’s withdrawal from an Offering Period shall not have any effect upon his eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Subsidiary or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

6.03	Termination of Employment

Upon termination of employment as an Eligible Employee, for any reason, a Participant shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant’s Account during the Offering Period but not yet used to exercise the Option shall be returned to such Participant, or, in the case of a Participant’s death, the payroll deductions credited to such deceased Participant’s Account shall be paid to his Beneficiary or Beneficiaries, and the Participant’s Option shall be automatically terminated.  A transfer of a Participant’s employment between or among the Company and any Designated Subsidiary or Designated Subsidiaries shall not be treated as a termination of employment for purposes of the Plan.

ARTICLE VII

ADMINISTRATION

7.01	Generally

The Plan shall be administered by a committee the members of which are appointed by the Board.  The Committee shall consist of no fewer than three (3) members.  Notwithstanding the foregoing, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to any matters which under any applicable law, regulation or rule are required to be determined in the sole discretion of the Committee.  If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.  In addition, the Board shall have discretionary authority to designate, from time to time, without approval of the Company’s stockholders, those Subsidiaries that shall be Designated Subsidiaries, the employees of which are eligible to participate in the Plan.

7.02	Authority of the Committee

The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan.  Without limiting the generality of the foregoing sentence or Section 7.01, subject to the express provisions of the Plan, the Committee shall have full and exclusive discretionary authority to interpret and construe any and all provisions of the Plan and any Agreements, determine eligibility to participate in the Plan, adopt rules and regulations for administering the Plan, adjudicate and determine all disputes arising under or in connection with the Plan, determine whether a particular item is included in “Compensation,” and make all other determinations deemed necessary or advisable for administering the Plan.  Decisions, actions and determinations by the Committee with respect to the Plan or any Agreement shall be final, conclusive and binding on all parties.  Except to the extent prohibited by applicable law or the rules of a stock exchange, the Committee may, in its discretion, from time to time, delegate all or any part of its responsibilities and powers under the Plan to any member or members of the management of the Company, and revoke any such delegation.

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7.03	Appointment

The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, on the Committee.  The Committee may select one member as its Chair and shall hold its meetings at such times and places as it shall deem advisable.  It may also hold telephonic meetings.  A majority of its members shall constitute a quorum.  All determinations of the Committee shall be made by a majority of its members.  The Committee may correct any defect or omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent the Committee determines to be desirable.  Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.  The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

ARTICLE VIII

MISCELLANEOUS

8.01	Designation of Beneficiary

(a)           A Participant may file with the Committee a written designation of a Beneficiary who is to receive any Common Stock and/or cash from the Participant’s Account in the event of such Participant’s death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such Common Stock and cash.  Unless a Participant’s written Beneficiary designation states otherwise, the designated Beneficiary shall also be entitled to receive any cash from the Participant’s Account in the event of such Participant’s death prior to exercise of his Option.

(b)           A Participant’s designation of Beneficiary may be changed by the Participant at any time by written notice to the Committee.  In the event of the death of a Participant and in the absence of a valid Beneficiary designation under the Plan at the time of such Participant’s death, the Company shall deliver the shares and/or cash to which the deceased Participant was entitled under the Plan to the executor or administrator of the estate of such Participant.  If no such executor or administrator has been appointed as can be determined by the Committee, the Company shall deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Committee may designate.  Any such delivery or payment shall be a complete discharge of the obligations and liabilities of the Company, the Subsidiaries, the Committee and the Board under the Plan.

8.02	Transferability

Neither payroll deductions credited to the Participant’s Account nor any rights with regard to the exercise of an Option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way other than by will, the laws of descent and distribution, or as provided under Section 8.01.  Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Article VI.

8.03           Conditions Upon Issuance of Shares

(a)           If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Common Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no Option may be exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

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(b)           If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option is or may be in the circumstances unlawful, contravene the requirements of any stock exchange, or result in the imposition of excise taxes on the Company or any Subsidiary under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Common Stock or Options and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary.

(c)           The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Common Stock purchasable or otherwise receivable by any person under any Option as it deems appropriate.  The certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

8.04           Participants Bound by Plan

By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

8.05           Use of Funds

All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

8.06	Amendment or Termination

The Board may terminate, discontinue, amend or suspend the Plan at any time, with or without notice to Participants.  No such termination or amendment of the Plan may materially adversely affect the existing rights of any Participant with respect to any outstanding Option previously granted to such Participant, without the consent of such Participant, except for any amendment or termination permitted by Section 5.04.  In addition, no amendment of the Plan by the Board shall, without the approval of the shareholders of the Company, (i) increase the maximum number of shares that may be issued under the Plan or that any Participant may purchase under the Plan in any Offering Period, except pursuant to Section 5.04; (ii) change the class of employees eligible to receive Options under the Plan, except as provided by the Board pursuant to the last sentence of Section 7.01; or (iii) change the formula by which the Option Price is determined under the Plan.

8.07	No Employment Rights

The Plan does not, either directly or indirectly, create an independent right for the benefit of any employee or class of employees to purchase any shares of Common Stock under the Plan.  In addition, the Plan does not create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and the Plan shall not be deemed to interfere in any way with the Company’s or any Subsidiary’s employment at will relationship with the employee and/or interfere in any way with the Company’s or any Subsidiary’s right to terminate, or otherwise modify, an employee’s employment at any time or for any or no reason.

8.08	Indemnification

No current or previous member of the Board, or the Committee, nor any officer or employee of the Company acting on behalf of the Board, or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan.  All such members of the Board or the Committee and each and every officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation of the Plan.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation, or Bylaws, as a matter of law or otherwise.

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8.09	Construction of Plan

Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall also include the plural, and conversely.  The words “Article” and “Section” herein shall refer to provisions of the Plan, unless expressly indicated otherwise.

8.10	Term of Plan

Following the adoption of the Plan by the Board, and approval of the Plan by the shareholders of the Company who are present and represented at a special or annual meeting of the shareholders where a quorum is present, which approval must occur not earlier than one (1) year before, and not later than one (1) year after, the date the Plan is adopted by the Board, the Plan shall become effective on the Effective Date.

8.11           Unfunded Status of Plan

The Plan shall be an unfunded plan.  The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments, provided that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

8.12	Governing Law

The law of the State of New Jersey will govern all matters relating to the Plan except to the extent such law is superseded by the laws of the United States.

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EXHIBIT II TO PROXY STATEMENT

EMCORE CORPORATION

AMENDED AND RESTATED 2000 STOCK OPTION PLAN
Revised March 31, 2008

1. Purposes. The purposes of the EMCORE Corporation 2000 Stock Option Plan are to give officers and other employees, consultants and non-employee directors of the Company and its Affiliates an opportunity to acquire shares of Stock, to provide an incentive for such employees, consultants and directors to continue to promote the best interests of the Company and its Affiliates and enhance its long-term performance and to provide an incentive for such employees, consultants and directors to join or remain with the Company and its Affiliates. Toward these objectives, the Committee may grant Options to such employees, directors and consultants, all pursuant to the terms and conditions of the Plan.

2. Definitions. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

(a) “Affiliate” - other than the Company, (i) any corporation or limited liability company in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

(b) “Agreement” - a written stock option award agreement evidencing an Option, as described in Section 3(e).

(c) “Award Limit” - 300,000 shares of Stock (as adjusted in accordance with Section 10).

(d) “Beneficial Ownership” - (including correlative terms) shall have the same meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

(e) “Board” - the Board of Directors of the Company.

(f) “Change in Control” - the occurrence of any of the following:

(i) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to Options granted under the Plan or other similar awards granted by the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2(f), Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change in Control;

(ii) the individuals who, immediately prior to the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company’s common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

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(iii) the consummation of:

(A) a merger, consolidation or reorganization involving the Company unless:

(1) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

(3) no Person, other than (i) the Company, (ii) any Related Entity (as defined in Section 2(p)), (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Related Entity or (iv) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities (a transaction described in clauses (1) through (3) above is referred to herein as a “Non-Control Transaction”);

(B) a complete liquidation or dissolution of the Company; or

(C) an agreement for the sale or other disposition of all or substantially all of the assets or business of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to occur. Solely for purposes of this Section 2(f), (x) “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person; (y) any “Relative” (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose; and (z) neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

(g) “Code” - the Internal Revenue Code of 1986, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

(h) “Committee” - the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

(i) “Company” - EMCORE Corporation, a New Jersey corporation, or any successor entity.

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(j) “Disqualified Option” - the meaning given such term in Section 10(d).

(k) “Disqualifying Disposition” - the meaning given such term in Section 10(d).

(l) “Effective Date” - the date on which the Plan is effective, as determined pursuant to Section 15.

(m) “Exchange Act” - the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(n) “Fair Market Value” - of a share of Stock as of a given date shall be: (i) if the Stock is listed or admitted to trading on an established stock exchange (including, for this purpose, the Nasdaq National Market), the mean of the highest and lowest sale prices for a share of Stock on the composite tape or in Nasdaq National Market trading as reported in The Wall Street Journal (or, if not so reported, such other nationally recognized reporting source as the Committee shall select) for such date, or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; (ii) if the Stock is not then listed or admitted to trading on such a stock exchange, the mean of the closing representative bid and asked prices for the Stock on such date as reported by the Nasdaq Small Cap Market or, if not so reported, by the OTC Bulletin Board (or any successor or similar quotation system regularly reporting the market value of the Stock in the over-the-counter market), or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; or (iii) in the event neither of the valuation methods provided for in clauses (i) and (ii) above are practicable, the fair market value of a share of Stock determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of the given date; provided, however, that for purposes of paragraphs (a) and (h) of Section 6, such fair market value shall be determined subject to Section 422(c)(7) of the Code.

(o) “ISO” or “Incentive Stock Option” - a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6 and which conforms to the applicable provisions of Section 422 of the Code.

(p) “Non-Control Acquisition” - an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a “Related Entity”), (ii) the Company or any Related Entity, (iii) any of Thomas Russell, The AER Trust 1997, Robert Louis-Dreyfus, Gallium Enterprises, Inc. and Reuben Richards or (iv) any Person in connection with a Non-Control Transaction.

(q) “Notice” - written notice actually received by the Company at its executive offices on the day of such receipt, if received on or before 1:30 p.m., on a day when the Company’s executive offices are open for business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be delivered in person to the Company’s Secretary or sent by facsimile to the Company at (732) 271-9686, or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at 394 Elizabeth Avenue, Somerset, New Jersey 08873, Attention: Secretary.

(r) “Option” - a right to purchase Stock granted to an Optionee under the Plan in accordance with the terms and conditions set forth in Section 6. Options may be either ISOs or stock options other than ISOs.

(s) “Optionee” - an individual who is eligible, pursuant to Section 5, and who has been selected, pursuant to Section 3(c), to participate in the Plan, and who holds an outstanding Option granted to such individual under the Plan in accordance with the terms and conditions set forth in Section 6.

(t) “Person” - “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

(u) “Plan” - this EMCORE Corporation 2000 Stock Option Plan.

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(v) “Predecessor Plan” - the Company’s 1995 Incentive and Non-Statutory Stock Option Plan.

(w) “Securities Act” - the Securities Act of 1933, as it may be amended from time to time, including the regulations and rules promulgated thereunder and successor provisions and regulations and rules thereto.

(x) “Stock” - the common stock of the Company, without par value.

(y) “Subsidiary” - any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

(z) “Voting Securities” - all the outstanding voting securities of the Company entitled to vote generally in the election of the Board.

3. Administration of the Plan. (a) The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including, without limitation, any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) or Section 162(m) of the Code, are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

(b) The Committee shall be appointed from time to time by the Board, and the Committee shall consist of not less than three members of the Board. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.

(c) The Committee shall have full authority to grant, pursuant to the terms of the Plan, Options to those individuals who are eligible to receive Options under the Plan. In particular, the Committee shall have discretionary authority, in accordance with the terms of the Plan, to: determine eligibility for participation in the Plan; select, from time to time, from among those eligible, the employees, directors and consultants to whom Options shall be granted under the Plan, which selection may be based upon information furnished to the Committee by the Company’s or an Affiliate’s management; determine whether an Option shall take the form of an ISO or an Option other than an ISO; determine the number of shares of Stock to be included in any Option and the periods for which Options will be outstanding; establish and administer any terms, conditions, performance criteria, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Option; grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Option, or accelerate the vesting or exercisability of any Option; amend or adjust the terms and conditions of any outstanding Option and/or adjust the number and/or class of shares of Stock subject to any outstanding Option; at any time and from time to time after the granting of an Option, specify such additional terms, conditions and restrictions with respect to any such Option as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including, but not limited to, terms, restrictions and conditions for compliance with applicable securities laws, regarding an Optionee’s exercise of Options by tendering shares of Stock or under any “cashless exercise” program established by the Committee, and methods of withholding or providing for the payment of required taxes; and, to the extent permitted under the applicable Agreement, permit the transfer of an Option or the exercise of an Option by one other than the Optionee who received the grant of such Option (other than any such a transfer or exercise which would cause any ISO to fail to qualify as an “incentive stock option” under Section 422 of the Code).

(d) The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 3(a), and in addition to the powers otherwise expressly designated to the

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Committee in the Plan, the Committee shall have the exclusive right and discretionary authority to interpret the Plan and the Agreements; construe any ambiguous provision of the Plan and/or the Agreements and decide all questions concerning eligibility for and the amount of Options granted under the Plan. The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Agreement or any other instrument relating to any Options. The Committee shall have the authority to adopt such procedures and subplans and grant Options on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan and any Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Agreement.

(e) Each Option shall be evidenced by an Agreement, which shall be executed by the Company and the Optionee to whom such Option has been granted, unless the Agreement provides otherwise; two or more Options granted to a single Optionee may, however, be combined in a single Agreement. An Agreement shall not be a precondition to the granting of an Option; no person shall have any rights under any Option, however, unless and until the Optionee to whom the Option shall have been granted (i) shall have executed and delivered to the Company an Agreement or other instrument evidencing the Option, unless such Agreement provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Option. The Committee shall prescribe the form of all Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Agreements. Any Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.

(f) A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee.

(g) The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers and other persons as it deems necessary or appropriate. In accordance with Section 12, the Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

(h) In serving on the Committee, the members thereof shall be entitled to indemnification as directors of the Company, and to any limitation of liability and reimbursement as directors with respect to their services as members of the Committee.

(i) Except to the extent prohibited by applicable law, including, without limitation, the requirements applicable under Section 162(m) of the Code to any Option intended to be “qualified performance-based compensation,” or the requirements for any Option granted to an officer or director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Section 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 3 to any person or persons selected by it; provided, however, that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this paragraph (i) of Section 3 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

4. Shares of Stock Subject to the Plan. (a) The shares of stock subject to Options

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granted under the Plan shall be shares of Stock. Such shares of Stock subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. The total number of shares of Stock that may be delivered pursuant to Options granted under the Plan is 12,850,000, plus any shares of Stock subject to a stock option granted under the Predecessor Plan which for any reason expires or is terminated or canceled without having been fully exercised by delivery of shares of Stock; provided, however, that the total number of shares of Stock that may be delivered pursuant to Incentive Stock Options under the Plan is 12,850,000, without application of paragraph (d) of this Section 4.

(b) Notwithstanding any of the foregoing limitations set forth in this Section 4, the numbers of shares of Stock specified in this Section 4 shall be adjusted as provided in Section 10.

(c) Any shares of Stock subject to an Option which for any reason expires or is terminated or canceled without having been fully exercised by delivery of shares of Stock may again be granted pursuant to an Option under the Plan, subject to the limitations of this Section 4.

(d) If the option exercise price of an Option granted under the Plan or a stock option granted under the Predecessor Plan is paid by tendering to the Company shares of Stock already owned by the holder of such option (or such holder and his or her spouse jointly), only the number of shares of Stock issued net of the shares of Stock so tendered shall be deemed delivered for purposes of determining the total number of shares of Stock that may be delivered under the Plan.

(e) Any shares of Stock delivered under the Plan in assumption or substitution of outstanding stock options, or obligations to grant future stock options, under plans or arrangements of an entity other than the Company or an Affiliate in connection with the Company or an Affiliate acquiring such another entity, or an interest in such an entity, or a transaction otherwise described in Section 6(j), shall not reduce the maximum number of shares of Stock available for delivery under the Plan.

5. Eligibility. Executive employees and other employees, including officers, of the Company and the Affiliates, directors (whether or not also employees), and consultants of the Company and the Affiliates, shall be eligible to become Optionees and receive Options in accordance with the terms and conditions of the Plan, subject to the limitations on the granting of ISOs set forth in Section 6(h).

6. Terms and Conditions of Stock Options. All Options to purchase Stock granted under the Plan shall be either ISOs or Options other than ISOs. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Option other than an Incentive Stock Option. Each Option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Agreement. Options need not be uniform as to all grants and recipients thereof.

(a) The option exercise price per share of shares of Stock subject to each Option shall be determined by the Committee and stated in the Agreement; provided, however, that, subject to paragraph (h)(iii) and/or (j) of this Section 6, if applicable, such price applicable to any ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock at the time that the Option is granted.

(b) Each Option shall be exercisable in whole or in such installments, at such times and under such conditions as may be determined by the Committee, in its discretion in accordance with the Plan, and stated in the Agreement, and, in any event, over a period of time ending not later than ten (10) years from the date such Option was granted, subject to paragraph (h)(iii) of this Section 6.

(c) An Option shall not be exercisable with respect to a fractional share of Stock or the lesser of one hundred (100) shares and the full number of shares of Stock then subject to the Option. No fractional shares of Stock shall be issued upon the exercise of an Option.

(d) Each Option may be exercised by giving Notice to the Company specifying the number of shares of Stock to be purchased, which shall be accompanied by payment in full including applicable taxes, if any, in accordance with Section 9. Payment shall be in any manner permitted by applicable law and prescribed by the Committee, in its discretion, and set forth in the Agreement, including, in the

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Committee’s discretion, and subject to such terms, conditions and limitations as the Committee may prescribe, payment in accordance with a “cashless exercise” arrangement established by the Committee and/or in Stock owned by the Optionee or by the Optionee and his or her spouse jointly and acquired more than six (6) months prior to such tender.

(e) No Optionee or other person shall become the beneficial owner of any shares of Stock subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such shares until he or she has exercised his or her Option in accordance with the provisions of the Plan and the applicable Agreement.

(f) An Option may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date of such exercise, the Optionee was an employee, director or consultant of the Company or an Affiliate, as applicable. Notwithstanding the preceding sentence, the Committee may determine in its discretion that an Option may be exercised prior to expiration of such Option following termination of such continuous employment, directorship or consultancy, whether or not exercisable at the time of such termination, to the extent provided in the applicable Agreement.

(g) Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

(h) (i) Each Agreement relating to an Option shall state whether such Option will or will not be treated as an ISO. No ISO shall be granted unless such Option, when granted, qualifies as an “incentive stock option” under Section 422 of the Code. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

(ii) Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other “incentive stock option” plans of the Company, any Subsidiary and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Optionee during any calendar year with respect to Stock having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Stock is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

(iii) No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the Option exercise price per share of Stock subject to the Option is at least 110% of the Fair Market Value of a share of Stock on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

(i) An Option and any shares of Stock received upon the exercise of an Option shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and which are specified in the Agreement and may be referred to on the certificates evidencing such shares of Stock. The Committee may require an Optionee to give prompt Notice to the Company concerning any disposition of shares of Stock received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Optionee or (ii) one (1) year from the transfer of such shares of Stock to such Optionee or (iii) such other period as the Committee may from time to time determine. The Committee may direct that an Optionee with respect to an ISO undertake in the applicable Agreement to give such Notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Stock acquired by exercise of an ISO refer to such requirement to give such Notice.

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(j) In the event that a transaction described in Section 424(a) of the Code involving the Company or a Subsidiary is consummated, such as the acquisition of property or stock from an unrelated corporation, individuals who become eligible to participate in the Plan in connection with such transaction, as determined by the Committee, may be granted Options in substitution for stock options granted by another corporation that is a party to such transaction. If such substitute Options are granted, the Committee, in its discretion and consistent with Section 424(a) of the Code, if applicable, and the terms of the Plan, though notwithstanding paragraph (a) of this Section 6, shall determine the option exercise price and other terms and conditions of such substitute Options.

(k) Notwithstanding any other provision contained in the Plan to the contrary, the maximum number of shares of Stock which may be subject to Options granted under the Plan to any Optionee in any twelve (12) month period shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares of Stock subject to Options which are canceled shall continue to be counted against the Award Limit and if, after the grant of an Option, the price of shares subject to such Option is reduced and the transaction is treated as a cancellation of the Option and a grant of a new Option, both the Option deemed to be canceled and the Option deemed to be granted shall be counted against the Award Limit.

7. Transfer, Leave of Absence. A transfer of an employee from the Company to an Affiliate (or, for purposes of any ISO granted under the Plan, a Subsidiary), or vice versa, or from one Affiliate to another (or in the case of an ISO, from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a termination of employment of the employee for purposes of the Plan or with respect to any Option (in the case of ISOs, to the extent permitted by the Code).

8. Rights of Employees and Other Persons. (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable Agreement.

(b) Nothing contained in the Plan or in any Agreement shall be deemed to (i) give any employee or director the right to be retained in the service of the Company or any Affiliate nor restrict in any way the right of the Company or any Affiliate to terminate any employee’s employment or any director’s directorship at any time with or without cause or (ii) confer on any consultant any right of continued relationship with the Company or any Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate its relationship with such consultant.

(c) The adoption of the Plan shall not be deemed to give any employee of the Company or any Affiliate or any other person any right to be selected to participate in the Plan or to be granted an Option.

(d) Nothing contained in the Plan or in any Agreement shall be deemed to give any employee the right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or any Affiliate, nor be construed as limiting in any way the right of the Company or any Affiliate to determine, in its sole discretion, whether or not it shall pay any employee bonuses, and, if so paid, the amount thereof and the manner of such payment.

9. Tax Withholding Obligations. (a) The Company and/or any Affiliate are authorized to take whatever actions are necessary and proper to satisfy all obligations of Optionees (including, for purposes of this Section 9, any other person entitled to exercise an Option pursuant to the Plan or an Agreement) for the payment of all Federal, state, local and foreign taxes in connection with any Options (including, but not limited to, actions pursuant to the following paragraph (b) of this Section 9).

(b) Each Optionee shall (and in no event shall Stock be delivered to such Optionee with respect to an Option until), no later than the date as of which the value of the Option first becomes includible in the gross income of the Optionee for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee’s discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock or other property subject to such Option, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit the Optionee to (i) elect withholding by the Company of Stock otherwise deliverable to such Optionee pursuant to his or her Option (provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy required Federal, state, local and foreign withholding obligations using the minimum statutory rate) and/or (ii) tender to the Company Stock owned by such Optionee (or by such Optionee and his or her spouse jointly) and acquired more than six (6) months prior to such tender in full or partial satisfaction of such tax obligations, based, in each case, on the Fair Market Value of the Stock on the payment date as determined by the Committee.

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10. Changes in Capital. (a) The existence of the Plan and any Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or an Affiliate, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

(b)(i) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, “spin-off,” liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company’s capital structure, the aggregate number, class and kind of shares of stock available under the Plan as to which Options may be granted, the Award Limit, and the number, class and kind of shares under each outstanding Option and the exercise price per share applicable to any such Options shall be appropriately adjusted by the Committee in its discretion to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any outstanding Options or otherwise necessary to reflect any such change.

(ii) Fractional shares of Stock resulting from any adjustment in Options pursuant to Section 10(b)(i) shall be aggregated until, and eliminated at, the time of exercise of the affected Options. Notice of any adjustment shall be given by the Committee to each Optionee whose Option has been adjusted and such adjustment (whether or not such Notice is given) shall be effective and binding for all purposes of the Plan.

(c) In the event of a Change in Control:

(i) Immediately prior thereto, all outstanding Options shall be accelerated and become immediately exercisable as to all of the shares of Stock covered thereby, notwithstanding anything to the contrary in the Plan or the Agreement.

(ii) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Option shall be adjusted by substituting for Stock subject to such Option stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change in Control, whether or not such stock or other securities are publicly traded, in which event the aggregate exercise price shall remain the same and the amount of shares or other securities subject to the Option shall be the amount of shares or other securities which could have been purchased on the closing date or expiration date of such transaction with the proceeds which would have been received by the Optionee if the Option had been exercised in full (or with respect to a portion of such Option, as determined by the Committee, in its discretion) prior to such transaction or expiration date and the Optionee exchanged all of such shares in the transaction.

(iii) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of the Change in Control, that any outstanding Option shall be converted into a right to receive cash on or following the closing date or expiration date of the transaction resulting in the Change in Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock, or, if higher, the highest Fair Market Value of the Stock during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per share exercise price of such Option, multiplied by the number of shares of Stock subject to such Option, or a portion thereof.

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(iv) The Committee may, in its discretion, provide that an Option cannot be exercised after such a Change in Control, to the extent that such Option is or becomes fully exercisable on or before such Change in Control or is subject to any acceleration, adjustment or conversion in accordance with the foregoing paragraphs (i), (ii) or (iii) of this Section 10.

No Optionee shall have any right to prevent the consummation of any of the foregoing acts affecting the number of shares of Stock available to such Optionee. Any actions or determinations of the Committee under this subsection 10(c) need not be uniform as to all outstanding Options, nor treat all Optionees identically. Notwithstanding the foregoing adjustments, in no event may any Option be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Section 10 shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a “modification” (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

(d) If, as a result of a Change in Control transaction, an ISO fails to qualify as an “incentive stock option,” within the meaning of Section 422 of the Code, either because of the failure of the Optionee to meet the holding period requirements of Code Section 422(a)(1) (a “Disqualifying Disposition”) or the exercisability of such Option is accelerated pursuant to Section 10(c)(i), or any similar provision of the applicable Agreement, in connection with such Change in Control and such acceleration causes the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which such Option, together with any other “incentive stock options,” as provided in Section 6(h)(ii), are exercisable for the first time by such Optionee during the calendar year in which such accelerated exercisability occurs to exceed the limitations set forth in Section 6(h)(ii) (a “Disqualified Option”); or any other exercise, payment, acceleration, adjustment or conversion of an Option in connection with a Change in Control transaction results in any additional taxes imposed on an Optionee, then the Company may, in the discretion of the Committee, make a cash payment to or on behalf of the Optionee who holds any such Option equal to the amount that will, after taking into account all taxes imposed on the Disqualifying Disposition or other exercise, payment, acceleration, adjustment or conversion of the Option, as the case may be, and the receipt of such payment, leave such Optionee in the same after-tax position the Optionee would have been in had the Code Section 422(a)(1) holding period requirements been met at the time of the Disqualifying Disposition or had the Disqualified Option continued to qualify as an “incentive stock option,” within the meaning of Code Section 422 on the date of such exercise or otherwise equalize the Optionee for any such taxes; provided, however, that the amount, timing and recipients of any such payment or payments shall be subject to such terms, conditions and limitations as the Committee shall, in its discretion, determine. Without limiting the generality of the proviso contained in the immediately preceding sentence, in determining the amount of any such payment or payments referred to therein, the Committee may adopt such methods and assumptions as it considers appropriate, and the Committee shall not be required to examine or take into account the individual tax liability of any Optionee.

11. Prohibition on Repricing and Reload Grants. Other than in connection with a change in the Company’s capitalization (e.g., stock splits, recapitalizations, etc., as described in Section 10 of the Plan), without stockholder approval (i) the exercise price of an Option may not be reduced, (ii) no Option may be amended or cancelled for the purpose of repricing, replacing or regranting such Option with an exercise price that is less than the original exercise price of such Option, and (iii) the Committee shall not offer to buy out an Option previously granted for cash or other consideration.

12. Miscellaneous Provisions. (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock or the payment of cash upon exercise or payment of any Option. Proceeds from the sale of shares of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

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(b) Except as otherwise provided in this paragraph (b) of Section 12 or by the Committee, an Option by its terms shall be personal and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of an Optionee only by him or her. An Agreement may permit the exercise or payment of an Optionee’s Option (or any portion thereof) after his or her death by or to the beneficiary most recently named by such Optionee in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Optionee by will or by the laws of descent and distribution. In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Optionee, or such an Optionee’s beneficiary, or the transferee of an Option, in any such case pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Stock thereunder unless and until the Committee is satisfied that the person or persons exercising such Option is the duly appointed legal representative of the deceased Optionee’s estate or the proper legatee or distributee thereof or the named beneficiary of such Optionee, or the valid transferee of such Option, as applicable.

(c) (i) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state, Federal or foreign law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Option may be granted, exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(ii) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Stock pursuant to an Option is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Stock or Options and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

(iii) Upon termination of any period of suspension under this Section 12(c), any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to the shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Option.

(d) The Committee may require each person receiving Stock in connection with any Option under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Stock purchasable or otherwise receivable by any person under any Option as it deems appropriate. Any such restrictions shall be set forth in the applicable Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(e) By accepting any benefit under the Plan, each Optionee and each person claiming under or through such Optionee shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

(f) In the discretion of the Committee, an Optionee may elect irrevocably (at a time and in a manner determined by the Committee) prior to exercising an Option that delivery of shares of Stock upon such exercise shall be deferred until a future date and/or the occurrence of a future event or events, specified in such election. Upon the exercise of any such Option and until the delivery of any deferred shares, the number of shares otherwise issuable to the Optionee shall be credited to a memorandum account in the records of the Company or its designee and any dividends or other distributions payable on such shares shall be deemed reinvested in additional shares of Stock, in a manner determined by the Committee, until all shares of Stock credited to such Optionee’s memorandum account shall become issuable pursuant to the Optionee’s election.

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(g) The Committee may, in its discretion, extend one or more loans to Optionees who are directors, key employees or consultants of the Company or an Affiliate in connection with the exercise or receipt of an Option granted to any such individual. The terms and conditions of any such loan shall be established by the Committee.

(h) Except with respect to Incentive Stock Options granted under the Predecessor Plan (within the meaning of the Predecessor Plan) and outstanding on the Effective Date, subject to approval of the Plan by the Company’s shareholders, in accordance with Section 15, the provisions of the Plan shall apply to and govern all stock options granted under the Predecessor Plan and, unless otherwise determined by the Committee, such stock options granted under the Predecessor Plan shall be deemed to be amended to provide any additional rights applicable to Options hereunder, subject to the right of any affected participant in the Predecessor Plan to refuse to consent to such amendment pursuant to the terms and conditions of the Predecessor Plan and the applicable option or award agreement between the Company and such participant.

(i) Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate (other than the Predecessor Plan, as provided in paragraph (h) of this Section 12), or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their directors, employees or consultants or grant or assume options or other rights otherwise than under the Plan.

(j) The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to such state’s conflict of law provisions, and, in any event, except as superseded by applicable Federal law.

(k) The words “Section,” “subsection” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan or any Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

(l) The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Stock pursuant to any Options granted hereunder.

13. Limits of Liability. (a) Any liability of the Company or an Affiliate to any Optionee with respect to any Option shall be based solely upon contractual obligations created by the Plan and the Agreement.

(b) None of the Company, any Affiliate, any member of the Committee or the Board or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

14. Limitations Applicable to Certain Options Subject to Exchange Act Section 16 and Code Section 162(m). Unless stated otherwise in the Agreement, notwithstanding any other provision of the Plan, any Option granted to an officer or director of the Company who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) that are requirements for the application of such exemptive rule, and the Plan and applicable Agreement shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, unless stated otherwise in the Agreement, notwithstanding any other provision of the Plan, any Option granted to an employee of the Company or an Affiliate intended to qualify as “other performance-based compensation” as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder (including any amendment to any of the foregoing) that are requirements for qualification as “other performance-based compensation” as described in Section 162(m)(4)(C) of the Code, and the Plan and applicable Agreement shall be deemed amended to the extent necessary to conform to such requirements.

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15. Amendments and Termination. The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise; provided, however, unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension or termination shall be made which would impair the previously accrued rights of any holder of an Option theretofore granted without his or her written consent, or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) any applicable requirements under the Code relating to ISOs or for exemption from Section 162(m) of the Code; (ii) the then-applicable requirements of Rule 16b-3 promulgated under the Exchange Act, or any successor rule, as the same may be amended from time to time; or (iii) any other applicable law, regulation or rule), would:

(a)
except as is provided in Section 10, increase the maximum number of shares of Stock which may be sold or awarded under the Plan or increase the limitations set forth in Section 6(k) on the maximum of shares of Stock that may be subject to Options granted to an Optionee;

(b)	except as is provided in Section 10, decrease the minimum option exercise price requirements of Section 6(a);

(c)	change the class of persons eligible to receive Options under the Plan;

(d)	extend the duration of the Plan or the period during which Options may be exercised under Section 6(b); or

(e)
other than in connection with a change in the Company’s capitalization (e.g., stock splits, recapitalizations, etc., as described in Section 10 of the Plan), (i) reduce the exercise price of an Option, (ii) amend or cancel any Option for the purpose of repricing, replacing or regranting such Option with an exercise price that is less than the original exercise price of such Option or (iii) permit the Committee to buy out an Option previously granted for cash or other consideration.

The Committee may amend the terms of any Option theretofore granted, including any Agreement, retroactively or prospectively, but no such amendment shall materially impair the previously accrued rights of any Optionee without his or her written consent.

16. Duration. Following the adoption of the Plan by the Board, the Plan shall become effective as of the date on which it is approved by the holders of a majority of the Company's outstanding Stock which is present and voted at a meeting, or by written consent in lieu of a meeting (the “Effective Date”), which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board. The Plan shall terminate upon the earliest to occur of:

(a)	the effective date of a resolution adopted by the Board terminating the Plan;

(b)	the date all shares of Stock subject to the Plan are delivered pursuant to the Plan's provisions; or

(c)	ten (10) years from the Effective Date.

No Option may be granted under the Plan after the earliest to occur of the events or dates described in the foregoing paragraphs (a) through (c) of this Section 15; however, Options theretofore granted may extend beyond such date.

No such termination of the Plan shall affect the previously accrued rights of any Optionee hereunder and all Options previously granted hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan or the Agreement.

26

ANNUAL MEETING OF SHAREHOLDERS OF

EMCORE CORPORATION

April 30, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.emcore.com/investor/2009_proxy.pdf

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

■ 10030303000000000000 1	043009

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR	AGAINST	ABSTAIN
	1. Election of Directors:	NOMINEE:		2. RATIFICATION OF DELOITTE & TOUCHE, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

☐	FOR THE NOMINEE	John Gillen		3. TO APPROVE AN INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN.	☐	☐	☐
				4. TO APPROVE AN INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE COMPANY'S 2000 STOCK OPTION PLAN.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR THE NOMINEE			5. Upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.
PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐	The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company’s 2008 Annual Report to Shareholders.

Signature of Shareholder	Date	Signature of Shareholder	Date

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.   When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

■	■

EMCORE CORPORATION

10420 Research Road, SE
Albuquerque, New Mexico 87123

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Reuben F. Richards, Jr., Hong Q. Hou and John M. Markovich, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned is entitled to vote at the 2009 Annual Meeting of Shareholders of the Company, to be held on April 30, 2009 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEE LISTED IN PROPOSAL (1), "FOR" THE RATIFICATION OF THE AUDITORS IN PROPOSAL (2), "FOR" AN INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN IN ACCORDANCE WITH PROPOSAL (3), AND "FOR" AN INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE COMPANY'S 2000 STOCK OPTION PLAN IN ACCORDANCE WITH PROPOSAL (4).
(Continued and to be signed on the reverse side)

■	14475 ■